EXHIBIT 10.1

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
NEXT GENERATION HIV-1 IMMUNOGEN
INDUCING BROADLY REACTIVE
NEUTRALIZING ANTIBODIES
(“NGIN”)
Consortium Agreement
DISTRIBUTION LIST
•	European Commission (EC)
•	Consortium Contractors
ABOUT THIS DOCUMENT
Purpose
The purpose of this document is to amplify the standard contract (“Grant Agreement”) agreed between the NGIN participants and the EC by setting out their individual duties and responsibilities, the rules and responsibilities of committees and other groups and any key working procedures.
Authorship and Disclaimer
This document has been produced at the Fondazione Centro San Raffaele Del Monte Tabor based upon different model agreements proposed by the European Commission. The model agreement was offered for use at the sole discretion and on the sole responsibility of the using parties.
Readership
The EC and project participants
Cross References
(Project Proposal, Technical Annex of Grant Agreement)

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
This consortium agreement (“Consortium Agreement”) is made and entered by and among:
FONDAZIONE CENTRO SAN RAFFAELE DEL MONTE TABOR whose registered office is at via Olgettina 60, 20132 Milan, Italy, represented by Dr. Renato BOTTI, General Manager , duly authorised for the purposes hereof;
- Hereinafter referred to as “HSR”
and
ACADEMISCH ZIEKENHUIS BIJ DE UNIVERSITEIT VAN AMSTERDAM whose registered office is at Meibergdreef 9, 1105 AZ Amsterdam, the Netherlands, represented by Prof. Dr. Louise J. Gunning-Schepers, Chair of the Executive Board and Dean, duly authorized for the purposes hereof;
- Hereinafter referred to as “AMC“
MEDICAL RESEARCH COUNCIL, whose main administrative office is at 20 Park Crescent, London W1B 1AL, United, Kingdom, acting on behalf of its Human Immunology Unit, and represented by Dr. Anne-Marie Coriat, Head of MRC Oxfordshire Centre or Mrs Sonja Townsend, External Funding Manager MRC Oxfordshire Centre, duly authorized for the purposes hereof;
- Hereinafter referred to as “MRC”
ISTITUTO NAZIONALE PER LO STUDIO E LA CURA DEI TUMORI “FOND. G. PASCALE”; whose main administrative office is at via Mariano Semmola 1, 80131 Napoli, Italy; represented by Prof. Mario Luigi Santangelo, General Director, duly authorised for the purposes hereof;
- Hereinafter referred to as “INT-NA”
CYTOS BIOTECHNOLOGY AG ,  whose main administrative office is at Wagistrasse 25 ,  CH-8952 Zurich-Schlieren, Switzerland; represented by Dr. Martin Bachmann, Chief Scientific Officer, duly authorised for the purposes hereof;
- Hereinafter referred to as “Cytos”
UNIVERSITA’ DEGLI STUDI DI MILANO, whose registered office is at Via Festa del Perdono 7, 20122 Milan, Italy, represented by Prof. Enrico Decleva, Rector, duly authorised for the purpose hereof;
- Hereinafter referred to as “UMIL”
AVARIS AB, whose main administrative office is at Fogdevreten 2, SE-171 65 Solna, Sweden; represented by Dr. Mats Lake, CEO, duly authorised for the purposes hereof;
- Hereinafter referred to as “AVARIS”
STATENS SERUM INSTITUT, whose administrative office is at 5 Artillerivej, DK-2300 Copenhagen, Denmark, represented by Dr Frank Espersen,Executive Vice- President or Dr. Nils Strandberg Pedersen, President & Chief Executive Officer of Statens Serum Institut;
- Hereinafter referred to as “SSI”

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COMMISSARIAT À L1ENERGIE ATOMIQUE, whose registered office is at Bâtiment Le Ponant D, 25, rue Leblanc, Paris 15ème, France; represented by M Roger Genet acting as interim Head of the Life Sciences Division and duly authorised for the purposes hereof;
hereinafter referred to as “ CEA”
KAROLINSKA INSTITUTET, whose registered office is at Nobels väg 5, 171 77 Stockholm, Sweden; represented by Dr. Katarina Bjelke, Director of the Department of Research and Postgraduate Education or Dr. Miles Davies, Head of Grants Office, duly authorised for the purposes hereof;
- Hereinafter referred to as “KI”
PRINS LEOPOLD INSTITUUT VOOR TROPISCHE GENEESKUNDE, whose registered office is at Nationalestraat 155, B-2000 Antwerpen, Belgium; represented by Prof. Dr. Bruno Gryseels, Director, and/or Mrs. Lieve Schueremans, General Administrator, duly authorised for the purposes hereof;
- Hereinafter referred to as “ITG“
NATIONAL BIOLOGICAL STANDARDS BOARD, whose registered office is at Blanche Lane, South Mimms, Potters Bar, Hertfordshire EN6 3QG, England; represented by Victor Knight, Secretary to the Board / Head of Finance, duly authorised for the purposes hereof;
- Hereinafter referred to as “NIBSC”
MYMETICS MANAGEMENT S.A.R.L. whose main administrative office is at 14 rue de la Colombière, 1260 Nyon, Switzerland: represented by Mr. Ernest Lübke, General Administrator, duly authorized for the purposes hereof;
- Hereinafter referred to as “Mymetics”
LUNDS UNIVERSITET whose registered office is at Paradisgatan 5C, 221 00 LUND, Sweden, represented by Mr Mattias Brattström, Head of Faculty Office, duly authorised for the purposes hereof;
- Hereinafter referred to as “ULUND”
UNIVERSITE PARIS DESCARTES — PARIS 5 whose registered office is at 12, rue de l’Ecole de Médecine, 75270 Paris cedex 07, France, represented by Mr Bruno Varet, Administrateur Provisoire, duly authorised for the purposes hereof;
- Hereinafter referred to as “UPD
Hereinafter referred to individually or collectively as the “Contractor(s)”

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
TABLE OF CONTENTS

Preamble
Article 1	- Duration
Article 2	- Definition
Article 3	- Purpose
Article 4	- Negotiations and signature of the Grant Agreement
Article 5	-Contractors’ obligations for the implementation of the Grant Agreement
Article 6	- Organisation of the Project
Article 7	- Financial provisions
Article 8	- Intellectual property rights, ownership and Access Rights
Article 9	- Liabilities of the Contractors
Article 10	- Default and Remedies — Withdrawal of a Contractor
Article 11	- Confidentiality
Article 12	- Force Majeure
Article 13	- No Partnership or Agency
Article 14	- Language
Article 15	- Applicable Law
Article 16	- Annexes, Conflicts and Inconsistencies
Article 17	- Assignments, Amendments
Article 18	- Mandatory statutory restrictions
Article 19	- Notices and other communication
Article 20	- Disputes
Article 21	- Counterparts
Annex A	- Notice Details
Annex B	- (List of Affiliated Entities)
Annex C	- (List of Background)
Annex D	- (Material Transfer Agreement)
Annex E	- Initial Project Officers and Members of the SC
Annex F	- List of Limitations and Restrictions with Respect to Access Rights
Annex G	- List of third Parties with Respect to Transferring Ownership of Foreground

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
Preamble
WHEREAS, in consideration of the REGULATION (EC) No 1906/2006 of the European Parliament and of the Council of 18 December 2006 laying down the rules for the participation of undertakings, research centres and universities in actions under the Seventh Framework Programme and for the dissemination of research results (2007-2013), the Contractors, having considerable experience in the field concerned, have submitted to the European Commission a joint Proposal for the Collaborative Project entitled “ NEXT GENERATION HIV-1 IMMUNOGENS INDUCING BROADLY REACTIVE NEUTRALIZING ANTIBODIES” (NGIN), under the Seventh RTD Framework Programme, Thematic Priority HEALTH -2007-2.3.2-6
WHEREAS the Contractors have decided and agreed to execute and perform the Grant Agreement (as such term is defined in the above mentioned Regulation) awarded by the Commission for the Project as consequence of the approval by the Commission of the submitted Proposal.
WHEREAS in case the provisions of this Consortium Agreement conflict with any of the rules contained in the Rules of Participation or in the Grant Agreement, the latter shall apply and the Consortium Agreement provision, or part of the provision, which is contradictory to the Rules of Participation or the Grant Agreement shall be disregarded.
WHEREAS in consequence of the academic and scientific tasks and obligations imposed upon the majority of the Contractors by law and/or academic statutes it is expressly understood that except as specifically provided in the Grant Agreement or this Consortium Agreement, nothing is intended to prevent or hamper any of the Contractors, jointly or severally, at its sole discretion and outside this Consortium Agreement, in defining and carrying out separate research programmes in the field as set forth in Annex I to the Grant Agreement, using materials and know-how proprietary to such Contractors or lawfully obtained from any third party.
WHEREAS the Contractors in accordance with the provisions of the Commission contractual rules in the Grant Agreement, Annex II General Conditions, Article II.2.4 (c) , wish to specify or supplement, between themselves, the provisions of the anticipated Grant Agreement , with respect to the carrying out thereof.
Therefore, the Contractors hereby agree as follows:
ARTICLE 1 – DURATION
This Consortium Agreement shall come into force as of:
- the date of its appropriate authorised signature by all the Contractors, but shall have retroactive effect as from March 6, 2007 and,
- in case of an entity joining the Consortium after the date in which this Consortium Agreement comes into force, such agreement shall come into force for such entity upon the date of their signature of the “Accession of the Beneficiaries Form” to the Grant Agreement and the Consortium Agreement , whichever is the earlier;
This Consortium Agreement shall continue in full force and effect until:
- the Commission decides not to offer a contract for the Project to the Consortium;
- upon a six (6) month period from the date of coming into force hereto, if the Grant Agreement has not yet been signed by the Commission;

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- cancellation of the Project by the Commission;
- termination of the entire Grant Agreement by the Commission;
- complete discharge of all obligations for the carrying out of the Project undertaken by the Contractors under the Grant Agreement and this Consortium Agreement whichever is the earlier.
For the avoidance of doubt, in the event of termination for any of the above-listed reasons, the provisions of Article 11 of this Consortium Agreement are to remain in force as described therein.
ARTICLE 2 — DEFINITIONS
2.1 GENERAL
The words bearing a capital letter in this Consortium Agreement shall have the same definition and meaning as those contained in:
- the Rules for Participation REGULATION (EC) No 1906/2006 OF THE EUROPEAN PARLIAMENT AND OF THE COUNCIL of 18 December 2006 laying down the rules for the participation of undertakings, research centres and universities in actions under the Seventh Framework Programme and for the dissemination of research results (2007-2013).
- (OJEC L 391/1) or in the Grant Agreement, including its Annexes without the need to replicate said terms herein.
For the avoidance of doubt, there shall be no need to replicate any definition shown in the Grant Agreement herein and, any said definitions repeated in this Consortium Agreement have been so repeated for ease of reference only.
2.2 ADDITIONAL DEFINITIONS
“Advisory Board” means the external advisory group established as set forth in Article 6.3.4 hereof
“Allocated Work” means the research work and the related activities and services allocated either collectively to any Work Package or individually to any Contractor in accordance with:
(i)	the Proposal before the signature of the Grant Agreement; or

(ii)	Annex I of the Grant Agreement as modified by any subsequently agreed in the Implementation Plan, after the signature of the Grant Agreement.
“Community Financial Contribution” means the financial contribution provided by the Community for the Project in accordance with Article 5 of the Grant Agreement
“Consortium Budget” means the allocation of all the Community Financial Contribution for the Project activities as defined in Annex I of the Grant Agreement.
“Defaulting Party” means a Contractor which is in breach of this Consortium Agreement or the Grant Agreement and which has been identified as such by the Steering Committee.
“Deliverables” means reports, including progress reports and certified audit reports, as well as any information, report, sample or material referred to in the Grant Agreement and in this Consortium Agreement that have to be delivered to any member of the Management team, Work Package PI’s and/or the European Commission.
“Ethical Management Committee” means the internal advisory group established as set forth in Article 6.3.5 hereof.

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“Grant Agreement” means the European Contract HEALTH-F3-2007-201433 (including its Annexes), signed by the Coordinator with the European Commission for the undertaking by the Contractors of the Project. Grant Agreement also means, as applicable, any Grant Agreement amendment. To avoid doubt, before its signature, Grant Agreement shall mean the model grant agreement established by the Commission for the undertaking of collaborative projects under the Community’s Seventh Framework Programme (FP7).
“Implementation plan” means the annual extrapolation and adjustment of the Project Plan with respect to changes in Allocated Work and Consortium budget allocations to be prepared annually for submission to and approval by the European Commission in accordance with the conditions of the Grant Agreement.
“Management Team” means the administrative management group established by the Coordinator as set forth in Article 6.3.3 hereof.
“needed for the implementation of the Project” means, in relation to the granting Access Rights for the Project, that without the grant of such Access Rights carrying out the tasks assigned to the recipient Contractor would be impossible, significantly delayed, or require significant additional financial or human resources.
“needed for use” means, in relation to the granting Access Rights for Use, that without the grant of such Access Rights the Use of the recipient Contractor’s own Foreground would be technically or legally impossible.
“Project” means the collaborative project with the acronym “NGIN”, which will be undertaken jointly by all Contractors and will receive funding from the European Community under the Grant Agreement
“Project Plan” means the plan for undertaking the Project described in the Annex I of the Grant Agreement.
“Steering Committee” means the project management and the decision-making body established as set forth in Article 6.3.1 hereof
“Work Package” means any work package created by decision of the Steering Committee in accordance with the provisions of this Consortium Agreement and the Annex I of the Grant Agreement.
“Work Package PI(s)” means the Contractor who will carry out the scientific coordination of research activities undertaken by a specific Work Package.
ARTICLE 3 — PURPOSE
The purpose of this Consortium Agreement is to specify the organisation of the work between the Contractors, to organise the management of the Project, to define the rights and obligations of the Contractors, including, but not limited to, their liability and indemnification, to supplement the provisions of the Grant Agreement concerning Access Rights and to set out rights and obligations of the Contractors supplementing but not conflicting with those of the Grant Agreement.
ARTICLE 4 – NEGOTIATIONS AND SIGNATURE OF THE GRANT AGREEMENT
Without prejudice to the provisions of Article 6.3.2 relating to the role of the Coordinator, the following shall apply.

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4.1 PROPOSAL EVALUATION AND NEGOTIATIONS OF THE GRANT AGREEMENT
4.1.1 The Coordinator shall be responsible for the conduct of both the hearings of the Contractors for evaluation of the Proposal before the panel of experts of the Commission and of negotiations of the Proposal with the Commission, after completion of the hearings.
4.1.2 Each Contractor shall be kept fully informed of the progress of the evaluation of the Proposal and of any negotiations and, as far as its Work Package is concerned, shall attend and participate in the evaluation hearings and in the Grant Agreement negotiations only upon request from the Coordinator.
4.1.3 The Coordinator shall put at the disposal of the Contractors all significant letters, emails, faxes or documents relating to the evaluation and/or negotiations and shall also keep each Contractor informed of everything relevant to its Work Package until the award of the Grant Agreement.
4.1.4 The Coordinator shall not, without the prior written agreement of each relevant Contractor, propose or accept any deviation or variation to the conditions or scope of said Contractor’s Work Package.
4.1.5 In case the negotiations with the Commission result in conditions in the Grant Agreement which substantially deviate from these of the Proposal and/or this Consortium Agreement, the Contractors shall in good faith negotiate in view of adapting the conditions of this Consortium Agreement to those of the Grant Agreement. For the avoidance of doubt, if any Contractor declares, before their accession to the Grant Agreement, that they cannot accept the proposed changes they shall be entitled to immediately withdraw from this Consortium Agreement.
4.2 SIGNATURE OF THE GRANT AGREEMENT
As per the Commission contractual rules, the Grant Agreement will enter into force upon signature by the Coordinator and the Commission, on the day of the last signature.
The Coordinator shall therefore not sign the Grant Agreement unless and until all other Contractors have approved in writing the contract terms and such approval shall not be unreasonably withheld or delayed.
ARTICLE 5 – RESPONSABILITIES OF CONTRACTORS
Without prejudice to the provisions of Article 6.3.2 relating to the role of the Coordinator, the following shall apply.
5.1 Without prejudice to any other obligations under the Grant Agreement and this Consortium Agreement, the Contractors undertakes to use all endeavours and resources that are reasonably necessary to ensure the efficient implementation of the Project and to cooperate, perform, fulfil, promptly and in due time all their obligations so that the Project is carried out in accordance with the terms and conditions of the Grant Agreement and this Consortium Agreement.
5.2 The Contractors shall provide the Coordinator with the Deliverables, including all information and reports as the Coordinator requires in order to perform its duties under this Consortium Agreement and under the Grant Agreement or as the Commission may request (and in such case the relevant Contractor shall keep the Coordinator informed of any such request from the Commission).
5.3 On request of the Coordinator, all Deliverables, including information, and reports shall be submitted in electronic form in RTF or PDF format, graphics in GIF or JPEG format or any other format mutually agreed.

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5.4	Each Contractor undertakes:
i.	to notify the Coordinator promptly of any delay in performance of their Allocated Work or of any adverse event that may impact the Project;

ii.	to inform the Coordinator of relevant communications it receives from third parties in relation to the Project;

iii.	to take reasonable measures to ensure the accuracy of any information, reagents or materials it supplies to the other Contractors or under the Grant Agreement and to promptly correct any error therein of which it is notified. The recipient Contractor shall be responsible for the use to which it puts such information, reagents and materials;

iv.	not to use knowingly any proprietary rights of a third party for which such Contractor has not acquired the corresponding right of use and/or to grant licenses in accordance with the Grant Agreement and this Consortium Agreement;

v.	to act at all times in good faith and in a manner that reflects the good name, goodwill and reputation of the other Contractors and in accordance with good scientific and business ethics;

vi.	to participate in a co-operative manner to the meetings of the different Project bodies under this Consortium Agreement and not to exercise veto rights, which are absolute, inappropriately.
5.5	Each Contractor undertakes:
i.	to ensure that its work on the Project complies fully with all applicable local, government and international laws, regulations and guidelines which are effective during the period of the Grant Agreement including those governing health and safety, data protection, and where relevant, the use of human subjects and good clinical practice (including national legislation implementing the Parliament’s Directive 2001/20/EC on good clinical practice). In this regard, each Contractor shall maintain the full confidentiality of all samples and data relating to the use of human subjects, which is created or used in the course of the Project.

ii.	to secure all necessary approvals from the relevant research ethics committees before undertaking any part of the Project requiring ethics committee approval and obtain properly signed informed consent and acknowledgement forms from any human subjects or their legal guardians who they will involve in the Project. Where any part of the Project takes place in a hospital, the Contractor involved shall first obtain all necessary approvals, indemnities and agreements from that hospital.
ARTICLE 6 — ORGANISATION OF THE PROJECT
6.1 GENERAL PRINCIPLES
The Project is structured by Work Packages allocated among the Contractors. The Steering Committee shall handle major changes in Work Packages, particularly creation, reallocation, or termination thereof.
6.2 EUROPEAN COMMISSION REPRESENTATIVE
The Commission may participate as an observer at all the meetings of the Steering Committee.

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6.3 PROJECT BODIES
6.3.1 Steering Committee (SC)
The Steering Committee will be composed by one (1) representative from each Work Package (Members of the Steering Committee) and is the main decision-making body. To avoid doubt, the initial members of the SC are shown in Annex E. The Coordinator shall chair all meetings of the Steering Committee. Each member of the SC shall have one (1) vote and may appoint a substitute to attend and vote at any meeting of the Steering Committee.
The Coordinator shall convene ordinary meetings of the Steering Committee at least every twelve (12) months and shall also convene extraordinary meetings at any time upon written request of any Contractor in the case of an extraordinary situation.
The Coordinator shall give each of the members at least thirty (30) calendar days notice in writing of such meetings or fifteen (15) calendar days notice in case of an emergency situation.
Any decision requiring a vote at a Steering Committee meeting must be identified as such on the invitation.
Should a member suggest adding a discussion/decision to the proposed agenda, it shall do so in writing to all other members (via Coordinator) at least seven (7) calendar days prior to the meeting date.
However, any decision required or permitted to be taken by the Steering Committee may be taken in accordance with the above (i) in meetings via teleconference and/or via email; (ii) without a meeting with prior notice and/or (iii) without a vote, if, in any such (ii) and (iii) cases, a consent in writing, setting forth the decision so taken, is signed by the representatives of the Members having not less than the minimum number of votes that would be necessary to take such decision at a meeting at which all Members entitled to vote on such decision were represented and were voting, and provided the consent has been delivered for signature to all Member’s representatives.
The Steering Committee shall be in charge of the overall direction and major decisions with regard to the Project.
Such decisions shall encompass the following:
i.	Allocating the Project’s budget in accordance with the Grant Agreement (including the Project Plan shown in its Annex I as modified and agreed Implementation Plan), deciding upon the allocation of the Community Financial Contribution for management of the Project, and reviewing and proposing to the Contractors Consortium Budget transfers;

ii.	Deciding upon a change of the list of Affiliated Entity, when requested;

iii.	Making proposals to the Contractors for the review and/or amendment of terms of the Grant Agreement and/or this Consortium Agreement;

iv.	Deciding to suspend all or part of the Project or to terminate all or part of the Grant Agreement, or to request the Commission to terminate the participation of one or more Contractors;

v.	In case of default of a Contractor deciding on actions to be taken against the Defaulting Contractor (in accordance with Article 10), including a request to the Commission for an audit or for the assistance of the Commission, and making proposals to the other Contractors to assign the Defaulting Contractor’s incomplete Allocated Work, and if appropriate to agree upon a new entity to join the Project for that purpose;

vi.	In case of default of the Coordinator in the performance of its tasks as a Coordinator, deciding on actions to be taken and possible nomination of a new Coordinator;

vii.	Deciding upon the entering into the Grant Agreement and the Consortium Agreement of new Contractors;

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viii.	Without prejudice to Article 8, setting procedures and policies in accordance with the Grant Agreement, Annex II General Conditions — Part C for the management of the Foreground;

ix.	Deciding upon the designation of the deposit account and rules for the management of the Community Financial Contribution and for the management budget rules in accordance with Article 7 herein;

x.	Deciding upon major changes in Work Packages, particularly creation, reallocation, or termination of Work Packages;

xi.	Deciding on technical roadmaps of the Project; xii. Deciding upon the selection of additional expertise (Subcontractors);

xiii.	Without prejudice to the rules under Article 8, agreeing press releases and publications by the Contractors or by the Commission or with the Commission with regard the Project as per the Grant Agreement, Annex II General Conditions — Part A, Section 1, Article II.12

xiv.	Supporting the Coordinator in preparing meetings with the Commission and related data and Deliverables.
The Steering Committee shall not deliberate and decide validly unless a majority of two-thirds (2/3) of its Members are present or represented. Where decisions are to be taken unanimously, all Members must be present or represented at the meeting. In case of an equally split vote for decisions requiring only a simple majority, the Coordinator has the deciding vote. In the cases of sub paragraphs i to x, decisions shall be taken unanimously by all of the Members, excluding the Defaulting Contractor (if it is a Member of the SC) as appropriate or excluding in the iv) sub paragraph the Contractor(s) whose participation would be terminated.
In all other cases, decisions shall be taken by a simple majority of the votes of the representatives in the Steering Committee, present or represented, provided always that a Contractor whose Allocated Work, time for performance, costs or liabilities, or intellectual property rights are adversely impacted or whose information is to be published, may veto such decisions if such veto is duly and reasonably justified. Subject to the veto rights shown above and the provisions of Articles 8.8.5 and of Article 20 herein, the Contractors agree to abide by all decisions of the Steering Committee.
The Coordinator shall draft the minutes of each meeting to formalize in writing all voting and resulting decisions taken and shall dispatch them to all Members within fifteen (15) calendar days of the concerned meeting.
The minutes shall be considered as accepted by the Members if, within seven (7) calendar days from receipt thereof, no Member has intimated in writing to the Coordinator that the minutes do not properly reflect the discussions and decisions of the relevant meeting. Where any such Member shall have so intimated, the Coordinator shall have a further seven (7) days within which to issue amended minutes, or to respond to such member explaining his/her refusal to do so. The Coordinator shall promptly, after expiry of the said period, (or, where any Member shall have intimated that the minutes are inaccurate, following resolution of such issue to the satisfaction of the Coordinator, whose decision shall be final), forward a copy of the approved minutes to each Contractor, not only to each Member.

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6.3.2 Coordinator
The Coordinator shall be the intermediary between the Contractors and the Commission and shall perform all tasks assigned to it as described in the Grant Agreement and hereunder. The Coordinator will be supported in the management of such tasks, including the relationship between the Contractors in respect of the Project, by the Coordinator’s representative, the Project Co-coordinator and the Management Team. Whilst the initial individuals acting as the Coordinator’s representative and the Project Co-coordinator have been named in the Proposal, they have also (for convenience) been named in Annex E.
In particular, the Coordinator shall be responsible for:
i.	Submitting all Deliverables, including reports and information, to the Commission;

ii.	The administration, preparation of minutes and provision of the chairman of the Steering Committee, and follow-up of its decisions;

iii.	The transmission of any documents and information connected with the Project to and between the Contractors concerned;

iv.	Withholding advance payments of the Community Financial Contribution and transferring the sums allocated among the Contractors as per the Consortium Budget, as may be modified by any Implementation Plan agreed in the Steering Committee and keeping related records identifying what portion of the of the Community Financial Contribution has been allocated and/or paid to each Contractor;

v.	Overseeing on a day-to-day basis the progress of the technical work under the Project;

vi.	Reviewing Deliverables at each agreed step under the Project Plan and advising the Contractors of any delay in delivery that could not be remedied or any major discrepancy.
The Coordinator shall neither be entitled to act or to make legally binding declarations on behalf of any other Contractor nor to enlarge its role beyond the one described herein and in the Grant Agreement.
6.3.3 Management Team
The Management Team that will be established by the Coordinator, is essentially composed by the members of the Grant Office and of the Research Administrative Office of the Coordinator, plus a manager (Project Manager) and it shall provide the necessary support for day-to-day Project administrative management for the Coordinator and all Consortium bodies as well as reporting activities to the Commission. The Coordinator shall chair meetings of the Management Team. Whilst the initial individual acting as the Project Manager has been named in the Proposal, they have also (for convenience) been named in Annex E.
In particular the Management Team shall:
(a)	Manage the administrative, legal, financial and other non-scientific aspects of the Project in accordance with the provisions of the Grant Agreement and this Consortium Agreement;

(b)	Assist the Steering Committee in the steering, administration and management of the Consortium (including monitoring Project activities, issuing reminders for task initiation or completion, reporting etc.);

(c)	Assist the Coordinator in preparing Deliverables;

(d)	Assist the Steering Committee in implementing the competitive selection procedure for new Consortium members;

(e)	Provide management support in relation to the activities for technical and/or exploitation / Dissemination issues, as applicable;

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(f)	Assist the Contractors with individual advice and assistance with respect to Intellectual Property Right (IPR) issues. This may include advice and assistance with respect to IPR protection and potential commercialisation of Foreground. For the avoidance of doubt, it is stated that any assistance and support provided by Management Team, with respect to Foreground protection and exploitation, will be without prejudice to any dissemination and exploitation services that the Contractors may individually have, and each Contractor shall be free to rely on its own ways and contacts in order to protect and exploit its own Background and Foreground in accordance with the Grant Agreement and the Consortium Agreement, including any decision by the Contractor concerned to adopt standardised IPR procedures.
6.3.4 External Advisory Board
An External Advisory Board will provide advice and external expertise on strategic direction to the Steering Committee in respect of significant scientific issues affecting the Project. It will be appointed by the Steering Committee during the first months of the Project.
The Board will be composed of maximum three (3) members, representing the wider HIV scientific community. Members of the External Advisory Board will be invited in an advisory capacity to attend a Steering Committee Meeting and at the annual project meetings, when necessary and they are subject to appropriate confidentiality undertakings.
6.3.5 Ethical Management Committee
The Ethical Management Committee is an internal Project body consisting of representatives coming from the ethic committees of each Contractor or in any case a representative appointed with special expertise in animal experiments or clinical studies (one representative appointed by each of the Contractors). The meeting of the Ethical Management Committee will be chaired by the Coordinator.
The Ethical Management Committee is the Consortium’s main working committee to ensure that all Project activities follow the National, European and international ethical rules and guidelines of the related WPs, with special regards in the design of animal experimentation and clinical studies and is under the control of the Steering Committee and the contractual obligation.
The task of the Ethical Management Committee includes:
•	control and review of ethical aspects of the Project

•	design rules in case the Project activities violate any ethical provisions of the Grant Agreement or applicable National, European or international rules or guidelines

•	annual review of animal and clinical studies performed in the framework of the Project

•	preparation of an annual ethical implementation plan of the Project
ARTICLE 7 – FINANCIAL PROVISIONS
7.1 GENERAL PRINCIPLES
7.1.1 The Community Financial Contribution shall be distributed by the Coordinator according to:
- the Consortium Budget as described in the Project Plan as may be modified by any Implementation Plan agreed in the Steering Committee,
- the approval of the corresponding Project reports by the Commission, and
- the provisions of payment shown in Article 7.3 herein.
7.1.2 Each Contractor shall in accordance with its own usual accounting and management principles and practices, shall bear all its own costs incurred in connection with the performance of their obligation s under this Consortium Agreement and the Grant Agreement, including costs incurred in connection with

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the implementation of the Allocated Work. Any exchange rate gains or losses arising from currency transactions within the Project will be the sole asset/liability of the individual Contractor concerned.
7.1.3 A Contractor that spends less than its allocated share of the Consortium Budget, allocated to it in accordance with Article 6.3.1.i of this Consortium Agreement, will be funded in accordance with its actual duly justified eligible costs only.
A Contractor that spends more than its allocated share of the Consortium Budget, allocated to it in accordance with Article 6.3.1.i of this Consortium Agreement, will be funded only in respect of duly justified eligible costs up to an amount not exceeding that share.
7.1.4 A Contractor leaving the Consortium shall refund all advances paid to it from the Community Financial Contribution except the amount of expended eligible costs accepted by the Commission.
Furthermore a Defaulting Contractor shall, within the limits specified in Article 10 of this Consortium Agreement, bear any additional costs occurring to the other Contractors in order to perform the Defaulting Contractor’s incomplete Allocated Work.
7.2 BUDGETING
All resources made available for the Project shall be valued in accordance with the usual accounting and management principles and practices of the respective Contractors and shall be recorded in the Consortium Budget.
7.2.1 Budgeted costs eligible for 100% reimbursement
These costs shall be budgeted in the Consortium Budget in the following order of priority:
-	banking and transaction costs related to the handling of the Community Financial Contribution by the Coordinator on behalf of the other Contractors

-	a reasonable cost of Contractors related to
•	the delivery of certification of financial statements according to the Grant Agreement

•	the certification of the financial/administrative methodology (unless the methodology has already been used by the Contractor in a previous grant agreement and has not changed) (Grant Agreement Annex II.14.1.e) and/or

•	the certification of the simplified method of calculation of a Contractor’s full indirect eligible costs (Grant Agreement Annex II.15.2.a) if any
- costs related to competitive calls for new Contractors
- costs related to updating this Consortium Agreement
- costs related to the Consortium management activities undertaken by the Coordinator including the Management Team, if any
- costs for Dissemination activities (including publication) and
- any other costs eligible for 100% reimbursement from the Community Financial Contribution
7.2.2 Budgeting of coordination costs
Costs for coordination of research which are not allowed as management cost according to Article II.16.5 of the Grant Agreement, have to be budgeted separately, under the “research and technological development activities” category
7.2.3 Budgeting of intellectual property protection costs
Costs for protection of Foreground have to be budgeted, even if it is not predictable which Contractor will need such cost during the corresponding Consortium Budget period.

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7.3 PAYMENTS
Payments to the Contractors from the Community Financial Contribution are the exclusive tasks of the Coordinator.
In particular, the Coordinator shall:
- notify the Contractor concerned promptly of the date and composition of the amount transferred to its bank account, giving the relevant references
- perform diligently its tasks in the proper administration of the Community Financial Contribution and in maintaining financial accounts
- undertake to keep the Community Financial Contribution separated from its normal business accounts, its own assets and property, except if the Coordinator is not entitled to do so due to statutory legislation or as a Public Body.
All payments due from the Community Financial Contribution shall be made without undue delay after receipt by the Coordinator of the corresponding funds from the Commission in accordance with the decisions of the allocation shown in Annex I of the Grant Agreement as may be modified by the Steering Committee on the Consortium Budget, which includes the payment schedule.
Payments to Contractors will be handled according to the following modality:
All payments due for past performance of the Allocated Work approved by the Commission will be compared with the advance payment already given to a Contractor for such past performance; the difference will be balanced directly with the Contractor concerned.
Subject to any decision of the Steering Committee the Coordinator is entitled to withhold any advances payment due to a Defaulting Contractor.
The Coordinator is entitled to recover any advances already paid to a Defaulting Contractor, except the amount of expended eligible costs accepted by the Commission.
ARTICLE 8 — INTELLECTUAL PROPERTY RIGHTS, OWNERSHIP AND ACCESS RIGHTS
8.1 GENERAL
Each Contractor is bound by the terms and conditions of the Grant Agreement, Annex II General Conditions — Part C entitled “Intellectual Property Rights, Use and Dissemination” as hereby complemented or modified or extended.
8.2 OWNERSHIP AND PROTECTION OF BACKGROUND
8.2.1 The Contractors agree that the Background available with and owned by each and every of the separate Contractors (developed by their specific research groups directly participating in the Project as specified in the positive list of Contractors — Annex C — to this Consortium Agreement and the Grant Agreement) needed for the implementation of the Project, has – in as far as reasonably feasible and or possible – been described in Annex I to the Grant Agreement and listed in Annex C of this Consortium Agreement.
8.2.2 Contractors agree that all other Background (to avoid of doubt any information, copyrights and/or intellectual property rights held by the Contractors prior to their accession to the Grant Agreement), that is not listed in Annex C, shall be considered as unnecessary for the implementation of the Project and thereby will be excluded from any obligation to grant Access Rights under the Grant Agreement and/or this Consortium Agreement.
8.2.3 The Background that is made available for the Project by the Contractor owning such Background, will always remain the property of such providing Contractor

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8.3 OWNERSHIP AND PROTECTION OF FOREGROUND
8.3.1. Foreground shall be the property of the Contractor(s) generating it.
8.3.2. In case of joint ownership of Foreground, the provisions of Article II.26.2 of the Grant Agreement shall apply.
8.3.3. The Contractors shall make reasonable endeavours to protect the Foreground arising out of the execution of their respective Work Package under the Project, according to their own policy and legitimate interests and in observance of their obligations under Article II.28.2 of the Grant Agreement and this Article 8.3.
Each Contractor shall be entitled to protect its own Foreground under its own name and at its sole expense unless specifically agreed otherwise between the Contractors concerned.
Such Contractor shall always inform the Coordinator and the other Contractors in a timely fashion and, where necessary, under an appropriate confidential, non-disclosure Agreement of any patent filing or other application or agreement for the protection of the Intellectual Property Rights in relation to the Foreground.
8.3.4 In the case where a Contractor (“Originator”) would decide at its sole discretion that it does not intend to seek adequate and effective IPR protection of certain of its Foreground from the Project, then, the Originator shall inform in writing the other Contractors, through the Coordinator, of such decision and any Contractor interested in applying to obtain and maintain such protection shall advise the Originator through the Coordinator, of such interest and in writing within one (1) month of receipt of relevant notice. The Contractor/s interested in so applying, shall then strive to set up between them and the Originator appropriate agreements in order to do so.
Should no other Contractor show an interest to so apply, no Dissemination activities related to such Foreground may take place before the Commission has been informed by the Coordinator. The Coordinator shall inform the Commission at the latest forty-five (45) calendar days before the intended Dissemination. The foregoing shall be without prejudice to the Access Rights of all Contractors that will remain unaffected.
8.3.5 The Contractors acknowledge that all patent applications relating to Foreground must include the statement shown in Article II.28.2 of the Grant Agreement.
8.4 TRANSFER OF FOREGROUND
Each Contractor may transfer ownership of its own Foreground to any third party, but only after prior written communication to all the other Contractors, in accordance with Article II.27.1 of the Grant Agreement. The other Contractors hereby waive their right to object to such transfer to the third parties listed in Annex G, according to Article II.27.3 of the Grant Agreement, provided the transferring Contractor ensure the Access Rights of the other Contractors will not be adversely affected by such transfer.
The transferring Contractor shall, however, always notify the other Contractors of such transfer and shall ensure that the rights of the other Contractor will not be affected by such transfer.
8.5 DISSEMINATION
Dissemination activities, including but not restricted to written publications and oral presentations directly arising from the Project shall be governed by Article II.30 of the Grant Agreement as

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supplemented by this Article 8.5. Authorship on publications will be based on academic standards and custom.
The Contractors acknowledge their common interest in publishing Foreground to obtain recognition and to advance the state of Foreground in the field as set forth in Annex I to the Grant Agreement. The Contractors also recognise their common interest in obtaining valid intellectual property protection and in protecting their legitimate interests.
The Contractor or Contractors wishing to make a publication, whether written or oral, concerning Foreground developed within the Consortium will provide the other Contractors with a copy of the abstract or manuscript and a reasonably detailed description at the earliest possible time, but in any event within at least 30 (thirty) calendar days prior to any public disclosure of such Foreground in whichever format.
For the avoidance of doubt, a Contractor may not publish or communicate Foreground generated by another Contractor or any Background of such other Contractor, even if such Foreground or Background is amalgamated with such Contractor’s Foreground, without the other Contractor’s prior written approval.
For the avoidance of doubt, for the period of secrecy reasonably needed for a preparation and submission of a successful patent application, there cannot be any publication during such period without prior written approval of the Contractor(s) owning such Foreground. In any case after the patent application and before release into the public domain, any publication is subject to prior written approval of the Contractor(s) owning Foreground and/or Background.
If any Contractor has reasonably shown within thirty (30) calendar days of notification that its legitimate interests in relation to its Foreground or Background could suffer disproportionately great harm and if the Contractors have not agreed on other measures, the Contractor intending to disseminate shall take the appropriate step of deleting such other Contractor’s Foreground or Background from the intended dissemination.
Dissemination activities including but not restricted to publications and presentations shall be governed by Article II.30 of the Grant Agreement.
Nothing in this Consortium Agreement shall be construed as conferring rights on a Contractor to use in advertising or publicity, including any release to the press, the name of another Contractor or any of their logos, without the corresponding Contractor’s prior written approval.
8.6 DISSERTATION OR THESIS
The Contractors undertake to cooperate to allow the timely submission, examination, publication and defence of any dissertation or thesis for a degree which includes their Foreground or Background.
8.7 USE AND DISSEMINATION OF REAGENTS
In accordance with the provisions shown in the Grant Agreement and in this Consortium Agreement relating to the granting of Access Rights, all reagents jointly or solely generated by the Contractors within the Project will be made available only to the Contractors, if needed for the Implementation of the Project. Subject to any corresponding limitations or restrictions, such Access Rights will be granted under the Material Transfer Agreement (MTA), enclosed as Annex D Reagents generated by a single Contractor may be distributed for any other purposes by such Contractor under its own MTA or license agreements, provided that such agreements guarantee maintenance of Access Rights to all Contractors in accordance with the Grant Agreement and this Consortium Agreement.

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To avoid of doubt, except as otherwise specifically allowed under the Grant Agreement and this Consortium Agreement each Contractor will not license, assign or otherwise transfer to any third party his proprietary rights in either the research involving the reagents or the intellectual property, or in any invention potentially evolving therefore, which was jointly developed with one or more Contractors under this Project.
8.8 ACCESS RIGHTS
8.8.1 General principles
As provided in Article II.32.3 of the Grant Agreement, Contractors shall inform the Consortium as soon as possible of any limitation to the granting of Access Rights to Background or of any other restriction which might substantially affect the granting of Access Rights. All such limitations and restrictions shall be recorded in Annex F herein as soon as reasonably possible after their notification.
Access Rights will be granted in accordance with Part C, Section 2 of the Grant Agreement, as supplemented by this Article 8.8 and Annex F herein, and will expressly exclude any rights to sublicense unless expressly stated otherwise. To avoid doubt, the granting of any Access Rights shall be subject to any written corresponding limitations or restrictions.
Access Rights shall be free of any administrative transfer costs.
Access Rights are granted on a non-exclusive basis, if not otherwise agreed in writing by all the Contractors according to Article II.32.7 of the Grant Agreement.
Foreground and Background shall be used only for the purposes for which Access Rights to it have been granted.
All Access Rights shall only be granted upon written request. Subject to the provisions of Article 8.7 herein, the granting of Access Rights shall be made conditional on the acceptance of specific conditions in a written bilateral agreement between the Contractors concerned.
The requesting Contractor must clearly show that the requested Access Rights are either Needed For Implementation of the Project or are Needed For Use.
For the avoidance of doubt any grant of Access Rights not covered by this Consortium Agreement shall be at the absolute discretion of the owning Contractor and subject to such terms and conditions as may be agreed between the owning and receiving Contractors.
All the requests for Access Rights shall be made up to one (1) year after a) the end of the Project; or b) termination of Contractors by the owner of the Background or Foreground concerned.
8.8.2 Identification of Background
The Contractors shall identify in the Annex C the Background to which they are ready to grant Access Rights, subject to the provisions of this Consortium Agreement and the Grant Agreement. Such identification shall also be done by naming a specific research group of a Contractor.
The owning Contractor shall add further Background to the Annex C during the Project, by written notice to the Steering Committee.
The Contractors agree that all Background not listed in Annex C shall be explicitly excluded from Access Rights.

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8.8.3 Access Rights needed for Implementation of the Project
The Contractors agree that, upon written request, the Access Rights on Foreground and Background Needed For the Implementation of the Project by a Contractor shall be granted on a royalty-free basis to that Contractor.
8.8.4 Access Rights Needed for Use
Access Rights to Foreground if Needed For Use of a Contractor’s own Foreground shall be granted, upon written request:
- in general on fair and reasonable market conditions to and by all Contractors, subject to a bilateral agreement between the Contractors concerned;
- on royalty-free conditions in the case of further research activities which only include:
•	internal non-commercial research activities and teaching activities and

•	third-party non-commercial research activities, provided the third party does not have direct Access Rights to Foreground from the Project generated by other Contractors.
Access Rights to Background Needed For Use of a Contractor’s own Foreground shall be granted, upon written request stating the extent of the Access Rights needed and provide reasonable evidence on its Needs, on fair and reasonable market conditions to and by all Contractors, subject to a bilateral agreement between the Contractors concerned, except when the Contractor owning the background is not able to grant Access Rights Needed For Use due to third party rights, or other limitations or restrictions that prevent the granting of such rights.
8.8.5 Disputes on Access Rights and/or ownership of proprietary rights in and to Background, Foreground, Inventions or matters pertaining to joint Intellectual Property
In the event of a dispute between Contractors with respect to Access Rights Needed for the Implementation of the Project or Needed for Use, the following procedure shall apply:
the Contractor involved shall first submit the matter to the Steering Committee for settlement through mediation. Upon receiving notice of any such dispute, the Steering Committee shall appoint a Panel of three (3) technology transfer representatives of the Contractors, who are not involved in such dispute, in order to mediate in the subject matter, and to analyse, report and advice on same. A final relation of the dispute will be submitted by the Panel to the Steering Committee for its advisory decision. A member of the Steering Committee, who is associated with any of the Contractors in dispute, shall not participate in its deliberations or vote on its advisory decision. The decision of the Steering Committee shall– unless otherwise agreed in writing — be considered and valuated by all Contractors concerned. In case the Contractors involved, notwithstanding the work of the Panel and the decision of the Steering Committee, fail to reach an amicable settlement, the dispute shall be finally settled in accordance with the Article 20 herein.
8.8.6 Affiliated Entity Access Rights
When an Affiliated Entity has Access Rights according to the Article II.34.3. of the Grant Agreement, than the condition stated in this Consortium Agreement will equally apply to this Affiliated Entity.
Affiliated Entities shall in return grant Access-Rights to all Contractors and fulfil all confidentiality and other obligations accepted by the Contractors under the Grant Agreement or this Consortium Agreement as if such Affiliated Entities were Contractors. Access Rights granted to any Affiliated Entity are subject to the continuation of the Access Rights of the Contractor of which it is an Affiliated Entity, and shall automatically terminate upon termination of the Access Rights granted to such Contractor.
Upon cessation of the status as an Affiliated Entity, any Access Rights granted to such former Affiliated Entity shall lapse.
Further arrangements with Affiliated Entities may be negotiated in separate agreements.

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8.8.7 Access Rights for Contractors entering or leaving the Consortium
8.8.7.1 New Contractors entering the Consortium
All Foreground developed before the Accession of the new Contractor shall be considered to be Background with regard to said new Contractor.
8.8.7.2 Contractors leaving the Consortium
Access Rights granted to a Defaulting Contractor and such Contractor’s right to request Access Rights shall cease immediately upon receipt by the Defaulting Contractor of the decision of the Steering Committee to terminate its participation in the Consortium.
A Contractor leaving voluntarily the Consortium and with the other Contractors’ consent shall have the right to request Access Rights to the Foreground developed until the date of the termination of its participation, which is Needed for Use of such withdrawing Contractor’s own Foreground.
The time-limit for its right to request these Access Rights shall be as shown in Article II.34.4 of the Grant Agreement and shall start on the same date.
For avoidance of doubt any Contractor leaving the Project shall continue to have the obligation to grant Access Rights pursuant to the Grant Agreement and this Consortium Agreement as if it had remained a Contractor for the whole duration of the Project.
ARTICLE 9 — LIABILITIES OF THE CONTRACTORS
9.1 NO IMPLIED WARRANTY
No warranty or representation of any kind is made, given or implied as to the sufficiency or fitness for purpose of any information or materials supplied under the Project or, subject to Article 5.4 (iv) herein, as to the absence of any infringement of any proprietary rights of third parties. The recipient Contractor shall in all cases be entirely and solely liable for the use to which it puts such information and materials.
9.2 EXCLUSION OF INDIRECT DAMAGES
Subject always to such other undertakings and warranties as are provided for in this Consortium Agreement and the Grant Agreement, each Contractor agrees to assume all of the financial consequences of its liability in all cases its liability is asserted on the basis of damage caused to the other Contractors in the scope of such first Contractor’s performance of this Consortium Agreement.
No Contractor shall be responsible to any other Contractor for punitive damages, indirect or consequential loss or similar damage such as, but not limited to, loss of profit, loss of revenue or loss of contracts.
A Contractor’s aggregate liability towards the other Contractors collectively in respect of any and all claims made under this Consortium Agreement, shall not exceed the amount of the Contractor’s share of of the Community Financial Contribution.
The exclusions and limitations of liability stated above shall not apply in the case of damage caused by a wilful act or gross negligence.
The terms of this Consortium Agreement shall not be construed to amend or limit any statutory liability.
9.3 LIABILITY TOWARDS THIRD PARTIES
Each Contractor shall be solely liable for any loss, damage or injury to third parties resulting from the performance of the said Contractor’s obligations under this Consortium Agreement or from its use of Foreground or Background.

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9.4 LIABILITY FOR SUBCONTRACTORS
Each Contractor that enters into a subcontract or otherwise involves third parties in the Project shall remains fully responsible for the performance of any part of its Work Package, or for the performance of its obligations under the Grant Agreement and this Consortium Agreement. In any case appointment of a Subcontractor shall be subject to the approval of the Steering Committee.
Therefore said Contractor shall ensure that (i) such subcontracts or involved third parties fully comply with the requirements of the Grant Agreement and this Consortium Agreement; (ii) the other Contractors’ Access Rights are fully preserved; and (iii) the said subcontractor(s) and/or involved third party(ies) shall have no access to any other Contractor’s Foreground or Background without the latter’s prior written consent.
ARTICLE 10 — DEFAULTS AND REMEDIES – WITHDRAWAL OR EXCLUSION OF A CONTRACTOR
10.1 GENERAL PRINCIPLE
Any Contractor may request to terminate its participation in the Grant Agreement and the Consortium Agreement, by giving three (3) months written notice of termination to the other Contractors, by registered mail with acknowledgement of receipt, indicating the reasons for termination.

The Steering Committee may object to such termination by a unanimous vote of the members present or represented, minus the vote of the withdrawing Contractor (if it is a Member of the SC), indicating the reasons for objection, within a period of forty-five (45) calendar days from receipt of notification. To avoid doubt the consent to the termination of the participation of a Contractor shall not be unreasonably withheld by the Steering Committee.
If the Steering Committee agrees, the Coordinator shall inform the Commission by registered mail with acknowledgement of receipt in accordance with the provisions of the Grant Agreement. The Commission has forty-five (45) calendar days from receipt to issue an objection.
Where the Consortium disagrees, the Coordinator shall submit to the Commission a request for assistance, in accordance with the provisions of the Grant Agreement.
10.2 DEFAULT AND REMEDIES
The withdrawing Contractor agrees to treat as confidential all Confidential Information, as defined in Article 11 hereinafter, received from another Contractor, for a period of five (5) years from the date of its withdrawal, and agrees not to apply for any patent or other proprietary right over any other Contractor’s information it may have had knowledge of in connection with its participation in the Project, without the corresponding Contractor’s prior written permission. Any Contractor withdrawing from the Consortium:
      - keeps its entitlement to royalties generated by the Use (excluding in respect of rights granted for further research activities on a royalty-free basis under Article 8.8.4 herein) by Contractors, other co-owners or third parties of the Foreground produced in the scope of the Project of which it is the owner or co-owner. In respect of jointly owned Foreground, share of royalties will be calculated proportionally to the withdrawal Contractor’s co-ownership share, or pursuant to the corresponding co-ownership agreement(s) or licence(s) concluded prior to its withdrawal;
      - shall return all equipment or materials provided by the other Contractors, or destroy them upon their written request, at its own costs.

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Within the financial limits shown in Article 9.2 herein, the withdrawing Contractor shall pay:
- any possible procedure fees to select a new Contractor(s) to carry out the withdrawing Contractor’s incomplete Allocated Work; in an amount determined by the Steering Committee;
- a financial compensation if the withdrawal adversely affects the conduct of the Project, in an amount determined and justified by the Steering Committee. To avoid doubt, the maximum fees/compensation payable by a withdrawing Contractor under the preceding paragraph shall be limited to the amount of the Community Financial Contribution received by the withdrawing Contractor since the beginning of the Project plus relinquishment of any further payments originally allocated to such Contractor from the Community Financial Contribution.

The withdrawing Contractor is required to honour its financial commitments contracted prior to the effective date of its withdrawal from the Project.
The withdrawing Contractor is required to refund all advances paid to it from the Community Financial Contribution except the amount legitimately spent for the performance of its Allocated Work, with appropriate justifications.
The withdrawing Contractor agrees to provide justifications in connection with the period during which it participated in the Project and any other element required to prepare the corresponding Deliverables, even after the date of its withdrawal from the Project.
The Contractors agree to endeavour to complete ongoing doctoral dissertations commenced in the scope of the Project, under the best possible conditions.

The relevant consequences of the withdrawal of a Contractor are the same for its Affiliated Entity(ies).
10.3 EXCLUSION OF A CONTRACTOR
The exclusion of a Contractor may be decided and approved by the Steering Committee by an unanimously vote of the members present or represented, minus the vote of the concerned Contractor (if it is a Member of the SC), and pursuant to the terms set forth in the Grant Agreement.
The exclusion of a Contractor has the same consequences as a withdrawal, except the financial consequences. The excluded Contractor shall pay the following costs:
-	the procedure fees to select a new Contractor(s) to carry out the Project; in an amount determined by the Steering Committee;

-	damages to compensate the consequences of the exclusion affecting the conduct of the Project, including losses suffered by the Contractors. This financial compensation shall be payable only if the concerned Contractor is excluded on the basis of a default in the execution of its commitments under the Grant Agreement and the Consortium Agreement.
ARTICLE 11– CONFIDENTIALITY
All information in whatever form or mode of transmission, which is disclosed by a Contractor (the “Disclosing Contractor”) to any other Contractor (the “Recipient”) in connection with the Project during its implementation and which has been explicitly marked as “confidential”, or when disclosed orally, has been identified as confidential at the time of disclosure and has been confirmed and designated in writing as such by the Disclosing Contractor within thirty (30) days at the latest as confidential information shall be considered to be “Confidential Information”.
The Recipients hereby undertake in addition and without prejudice to any commitment of non-disclosure under the Grant Agreement, during the Project and for a period of five (5) years thereafter:
- not to use Confidential Information otherwise than for the purpose for which it was disclosed;

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- not to disclose Confidential Information to any third party without the prior written consent of the Disclosing Contractor;
- to ensure that internal distribution of Confidential Information by a Recipient shall take place on a strict need-to-know basis; and
- to either destroy or return to the Disclosing Contractor on demand all Confidential Information which has been supplied to or acquired by the Recipients including all copies thereof and to delete all information stored in a machine readable form. If needed for the recording of ongoing obligations, the Recipients may however keep an archive copy.
The Recipients shall be responsible for the fulfilment of the above confidential obligations on the part of their employees and shall ensure that their employees and agents remain so obliged, as far as legally possible, during and after the end of the Project and/or after the termination of their employment by the Recipient.
The Recipient shall not be liable for disclosure or use of Confidential Information, if and in so far as the Recipient can show that:
- the Confidential Information is or has become publicly available by means other than a breach of the Recipient’s confidentiality obligations under the Grant Agreement and this Consortium Agreement;
- the Disclosing Contractor subsequently informs the Recipient that the Confidential Information is no longer confidential;
- the Confidential Information has been communicated to the Recipient without any obligation of confidence by a third party who is in lawful possession thereof and under no obligation of confidence to the Disclosing Contractor;
- the disclosure or communication of the Confidential Information is foreseen by provisions of the Grant Agreement;
- the Confidential Information, at any time, has been developed by the Recipient completely independently of any such disclosure by the Disclosing Contractor; or
- the Confidential Information was already known to the Recipient prior to disclosure without any restrictions on disclosure; or
- the Confidential Information is needed to be communicated by the Recipient to comply with applicable Government Laws or Regulations.
The Recipient shall apply the same degree of care with regard to the Confidential Information disclosed within the scope of the Project as with its own confidential and/or proprietary information, but in no case less than reasonable care.
Each Recipient shall promptly advise the Disclosing Contractor in writing of any unauthorised disclosure, misappropriation or misuse by any person of Confidential Information as soon as practicable after it becomes aware of such unauthorised disclosure, misappropriation or misuse.
If any Recipient becomes aware that it will be required, or is likely to be required, to disclose Confidential Information in order to comply with applicable laws or regulations or with a court or administrative order, it shall, to the extent it is lawfully able to do so, prior to any such disclosure notify the Disclosing Contractor, and comply with the Disclosing Contractor’s reasonable instructions to protect the confidentiality of the information.
The confidentiality obligations under this Consortium Agreement and the Grant Agreement shall not prevent the communication of Confidential Information to the Commission required by the Grant Agreement

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ARTICLE 12 — FORCE MAJEURE
No Contractor shall be considered to be in breach of this Consortium Agreement if such breach is caused by Force Majeure. Each Contractor will notify the Steering Committee of any Force Majeure event as soon as reasonably possible. Upon such notification the Steering Committee shall examine in good faith the possible transfer of Allocated Work affected by such Force Majeure event. If the event of Force Majeure is not overcome within six (6) calendar weeks after such notification, the transfer of tasks – if any- shall be decided by the Steering Committee.
ARTICLE 13 — NO PARTNERSHIP OR AGENCY
The Contractors shall not be entitled to act or to make legally binding declarations on behalf of any other Contractor. Nothing in this Consortium Agreement shall be deemed to constitute a joint venture, agency, partnership, interest grouping or any other kind of formal business grouping or entity between the Contractors.
ARTICLE 14 — LANGUAGE
This Consortium Agreement is drawn up in English which language shall govern all documents, notices and meetings for its performance and application and/or extension or in any other way relative thereto.
ARTICLE 15 — APPLICABLE LAW
This Consortium Agreement and all clauses in the Grant Agreement affecting the rights and obligations between the Contractors shall be construed in accordance with and governed by the laws of Belgium.
ARTICLE 16 — ANNEXES, CONFLICTS AND INCONSISTENCIES

This Consortium Agreement consists of:

This body text

Annex A Notice Details

Annex B (List of Affiliated Entity)

Annex C (Positive List of Background)

Annex D MTA

Annex E Initial Project Officers and Members of the SC

Annex F List of Limitations and Restrictions with Respect to Access Rights

Annex G List of third Parties with Respect to Transferring Ownership of Foreground
In case this Consortium Agreement is in conflict with the Grant Agreement, the terms of the latter shall prevail. In case of conflicts between the Annexes and the body text of this Consortium Agreement, the latter shall prevail.
Should any provision of this Consortium Agreement become invalid, illegal or unenforceable, it shall not affect the validity of the remaining provisions of this Consortium Agreement. In such a case, the Contractors concerned shall be entitled to request that a valid and practicable provision be negotiated which fulfils the purpose of the original provision.

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ARTICLE 17 — ASSIGNMENTS, AMENDMENTS
Except where specifically allowed under this Consortium Agreement no rights or obligations of the Contractors arising from this Consortium Agreement may be assigned or transferred, in whole or in part, to any third party without the other Contractors’ prior written formal approval.
All amendments and modifications to this Consortium Agreement require documents duly signed by all Contractors.
ARTICLE 18 — MANDATORY STATUTORY RESTRICTIONS
Nothing in this Consortium Agreement shall be deemed to require a Contractor to breach any mandatory statutory restrictions under which the Contractor is operating.
ARTICLE 19 — NOTICES AND OTHER COMMUNICATION
If it is required in this Consortium Agreement that a formal notice, consent or approval shall be given, such notice shall be signed by an authorised representative of a Contractor and shall either be served personally or sent by mail with recorded delivery or telefax with receipt acknowledgement or e-mail with acknowledgement of receipt to the appropriate representative(s) of the Contractor(s) concerned at their addresses listed in the most current address list, attached to this Agreement (Annex A).Notices as required under this Consortium Agreement or the Grant Agreement shall be forwarded to the other Contractors via the Coordinator.
Other notices required under this Consortium Agreement or the Grant Agreement to the other Contractors shall be forwarded via the Steering Committee or the Management Team.
Communication between the Contractors that is not required to be taken in a formal form may also be effected by other means such as e-mail. Any change of persons or contact details shall be notified immediately by the respective Contractor to the Coordinator.
ARTICLE 20 — DISPUTES
The Contractors agree to first use reasonable endeavours to try to amicably settle any dispute arising among them in relation to the implementation of the Grant Agreement and/or of this Consortium Agreement and for such purpose, to bring the dispute at the appropriate Project body level. To avoid doubt, disputes concerning the Need For Access Rights shall be mediated, in first instance, in accordance with Article 8.8.5 herein.
Failing to reach an amicable settlement, the dispute arising out of or in connection with the present Consortium Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules.
The place of arbitration shall be Brussels, Belgium.
The language to be used in the arbitral proceedings shall be English.
ARTICLE 21: COUNTERPARTS
This Consortium Agreement may be executed in any number of counterparts, each which shall be deemed an original, but all of which shall constitute one and the same instrument. The Coordinator and every other Contractor shall each sign two (2) counterparts. The Coordinator shall send copies of all the signed counterparts to each Contractor within sixty (60) calendar days of their receipt of all such signed counterparts from the other Contractors.

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IN WITNESS WHEREOF, the Contractors have executed this Consortium Agreement in two original copies.

Authorised to sign on behalf of	FONDAZIONE CENTRO SAN RAFFAELE DEL MONTE TABOR (HSR)

By (signature):
Name: Dr. Renato Botti

Title: General Manager
Date:

Authorised to sign on behalf of	ACADEMISCH ZIEKENHUIS BIJ DE UNIVERSITEIT VAN AMSTERDAM (AMC)

By (signature):
Name: Prof. Louis J. Gunning-Schepers

Title: Dean and Chairman of the Board
Date:

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
IN WITNESS WHEREOF, the Contractors have executed this Consortium Agreement in two original copies.

Authorised to sign on behalf of	FONDAZIONE CENTRO SAN RAFFAELE DEL MONTE TABOR (HSR)

By (signature):
Name: Dr. Renato Botti

Title: General Manager
Date:

Authorised to sign on behalf of	MEDICAL RESEARCH COUNCIL (MRC)

By (signature):
Name: Dr. Anne-Marie Coriat

Title: Head of MRC Oxfordshire Centre
Date:

Or

By (signature):
Name: Mrs Sonja Townsend

Title: External Funding Manager MRC
Date:

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
IN WITNESS WHEREOF, the Contractors have executed this Consortium Agreement in two original copies.

Authorised to sign on behalf of	FONDAZIONE CENTRO SAN RAFFAELE DEL MONTE TABOR (HSR)
By (signature):
Name: Dr. Renato Botti
Title: General Manager
Date:

Authorised to sign on behalf of	ISTITUTO NAZIONALE PER LO STUDIO E LA CURA DEI TUMORI “FOND. G. PASCALE” (INT-NA)
By (signature):
Name: Prof. Mario Luigi Santangelo
Title: General Manager
Date:

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
IN WITNESS WHEREOF, the Contractors have executed this Consortium Agreement in two original copies.

Authorised to sign on behalf of	FONDAZIONE CENTRO SAN RAFFAELE DEL MONTE TABOR (HSR)
By (signature):
Name: Dr. Renato Botti
Title: General Manager
Date:

Authorised to sign on behalf of	CYTOS BIOTECHNOLOGY AG (CYTOS)
By (signature):
Name: Dr. Martin Bachmann
Title: Chief Scientific Officer
Date:

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
IN WITNESS WHEREOF, the Contractors have executed this Consortium Agreement in two original copies.

Authorised to sign on behalf of	FONDAZIONE CENTRO SAN RAFFAELE DEL MONTE TABOR (HSR)
By (signature):
Name: Dr. Renato Botti
Title: General Manager
Date:

Authorised to sign on behalf of	UNIVERSITA’ DEGLI STUDI DI MILANO (UMIL)
By (signature):
Name: Prof. Enrico Decleva
Title: Rector
Date:

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
IN WITNESS WHEREOF, the Contractors have executed this Consortium Agreement in two original copies.

Authorised to sign on behalf of	FONDAZIONE CENTRO SAN RAFFAELE DEL MONTE TABOR (HSR)
By (signature):
Name: Dr. Renato Botti
Title: General Manager
Date:

Authorised to sign on behalf of	AVARIS AB (AVARIS)
By (signature):
Name: Dr. Mats Lake
Title: CEO
Date:

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
IN WITNESS WHEREOF, the Contractors have executed this Consortium Agreement in two original copies.

Authorised to sign on behalf of	FONDAZIONE CENTRO SAN RAFFAELE DEL MONTE TABOR (HSR)
By (signature):
Name: Dr. Renato Botti
Title: General Manager
Date:

Authorised to sign on behalf of	STATENS SERUM INSTITUT (SSI)
By (signature):
Name: Dr Nils Strandberg Pedersen
Title: President, CEO
Date:

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
IN WITNESS WHEREOF, the Contractors have executed this Consortium Agreement in two original copies.

Authorised to sign on behalf of	FONDAZIONE CENTRO SAN RAFFAELE DEL MONTE TABOR (HSR)
By (signature):
Name: Dr. Renato Botti
Title: General Manager
Date:

Authorised to sign on behalf of	COMMISSARIAT À L [1]ENERGIE ATOMIQUE (CEA)
By (signature):
Name: M Roger GENET
Title: as interim Head of the Life Sciences Division
Date:

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
IN WITNESS WHEREOF, the Contractors have executed this Consortium Agreement in two original copies.

Authorised to sign on behalf of	FONDAZIONE CENTRO SAN RAFFAELE DEL MONTE TABOR (HSR)
By (signature):
Name: Dr. Renato Botti
Title: General Manager
Date:

Authorised to sign on behalf of	KAROLINSKA INSTITUTET (KI)
By (signature):
Name: Dr. Katarina Bjelke
Title: Director of the Department of Research and Postgraduate Education
Date:
Or
By (signature):
Name: Dr. Miles Davies
Title: Head of Grants Office
Date:

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
IN WITNESS WHEREOF, the Contractors have executed this Consortium Agreement in two original copies.

Authorised to sign on behalf of	FONDAZIONE CENTRO SAN RAFFAELE DEL MONTE TABOR (HSR)
By (signature):
Name: Dr. Renato Botti
Title: General Manager
Date:

Authorised to sign on behalf of	PRINS LEOPOLD INSTITUUT VOOR TROPISCHE GENEESKUNDE, (ITG)
By (signature):
Name: Prof. Dr. Bruno Gryseels
Title: Director
Date:

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
IN WITNESS WHEREOF, the Contractors have executed this Consortium Agreement in two original copies.

Authorised to sign on behalf of	FONDAZIONE CENTRO SAN RAFFAELE DEL MONTE TABOR (HSR)
By (signature):
Name: Dr. Renato Botti
Title: General Manager
Date:

Authorised to sign on behalf of	NATIONAL BIOLOGICAL STANDARDS BOARD (NIBSC)
By (signature):
Name: Mr. Victor Knight
Title: Secretary to the Board /Head of Finance
Date:

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
IN WITNESS WHEREOF, the Contractors have executed this Consortium Agreement in two original copies.

Authorised to sign on behalf of	FONDAZIONE CENTRO SAN RAFFAELE DEL MONTE TABOR (HSR)
By (signature):
Name: Dr. Renato Botti
Title: General Manager
Date:

Authorised to sign on behalf of	MYMETICS MANAGEMENT S.A.R.L (Mymetics)
By (signature):
Name: Mr. Ernest Lübke
Title: General Administrator
Date:

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
IN WITNESS WHEREOF, the Contractors have executed this Consortium Agreement in two original copies.

Authorised to sign on behalf of	FONDAZIONE CENTRO SAN RAFFAELE DEL MONTE TABOR (HSR)
By (signature):
Name: Dr. Renato Botti
Title: General Manager
Date:

Authorised to sign on behalf of	LUNDS UNIVERSITET (ULUND)
By (signature):
Name: Mr Mattias Brattström
Title: Head of Faculty Office
Date:

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
IN WITNESS WHEREOF, the Contractors have executed this Consortium Agreement in two original copies.

Authorised to sign on behalf of	FONDAZIONE CENTRO SAN RAFFAELE DEL MONTE TABOR (HSR)
By (signature):
Name: Dr. Renato Botti
Title: General Manager
Date:

Authorised to sign on behalf of	UNIVERSITE PARIS DESCARTES- PARIS 5 (UPD)
By (signature):
Name: Prof. Bruno Varet
Title: Administrateur Provisoire
Date:

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
ANNEX A:
Notice Details
1-HSR:
For Scientific matters
Dr. Gabriella Scarlatti
Viral Evolution and Transmission Unit
DIBIT — Fondazione Centro San Raffaele del Monte Tabor
Via Olgettina 58, 20132 Milan, Italy
Tel: 0039 022643 4906 (dir) or 2821 (Assistant)
Email:scarlatti.gabriella@hsr.it
For Administrative/Financial matters
Dr. Maria Rosa Pedrazzi
Via Olgettina 60, 20132, Milan
Tel: 0039 022643 4845/3921
Email:pedrazzi.mariarosa@hsr.it
For IPR/Contractual matters
Dr. Paola Rebagliati
Via Olgettina 60, 20132, Milan
Tel: 0039 022649 4942
Email:rebagliati.paola@hsr.it
2-AMC:
For Scientific matters
Prof Dr Hanneke Schuitemaker
AMC at the University of Amsterdam
Dept Experimental Immunology
Meiberdreef 15, 1105 AZ Amsterdam, the Netherlands
Tel: 0031 20 5668590
Email: h.schuitemaker@amc.uva.nl
For Administrative/Financial matters
Mr Erik Veenstra
P.O. Box 22660, 1100 DD Amsterdam
Email: e.j.veenstra@amc.uva.nl
Tel: 0031 205667681
Fax: 0031 206915462
Email : e.j.veenstra@amc.uva.nl

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
3-MRC:
For Scientific matters
Dr Guillaume Stewart-Jones
MRC Human Immunology Unit
Weatherall Institute of Molecular Medicine
John Radcliffe Hospital
Oxford OX3 9DS, UK
Tel: 0044 1865514419
Email: guillaume@strubi.ox.ac.uk
For Administrative/Financial matters
Mrs Sonja Townsend
External Funding Manager
MRC Center Oxfordshire
MRC Harwell
Didcot
Oxfordshire OX11 0RD, UK
Tel: 0044 (0) 1235841065
Email: So.townsend@har.mrc.ac.uk
For IPR/Contractual matters
Dr Atul Kotecha
Contracts Manager
MRC Center Oxfordshire
MRC Harwell
Didcot
Oxfordshire OX11 0RD, UK
Tel: 0044 (0) 1235841035
Email: a.kotecha@har.mrc.ac.uk
4-INT-NA:
For Scientific Matters
Dr. Luigi Buonaguro
Via Mariano Semmola 1
80131 Napoli, Italy
Tel: 0038 081 5903609
Email: irccsvir@unina.it
Email: lbuonaguro@tin.it
For Administrative Matters
Dr. Domenico Bisogni
Head of Research Administration Unit
Tel: 0039 081 5903294
Email: domenicobisogni@tiscali.it

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
5-CYTOS:
For Scientific Matters
Dr. Till Alexander Röhn
Cytos Biotechnology AG
Wagistrasse 25
CH-8952 Zurich-Schlieren, Switzerland
Tel: 0041 44 7334656
Email: till.roehn@cytos.com
For Administrative Matters
Dr. Gary Jennings
Cytos Biotechnology AG
Wagistrasse 25
CH-8952 Zurich-Schlieren
Tel: 0041 44 7334642
Email: gary.jennings@cytos.com
For IP Contractual MAtters
Dr. Martin Sperrle
Cytos Biotechnology AG
Wagistrasse 25
CH-8952 Zurich-Schlieren,
Tel: 0041 44 733713
Email: martin.sperrle@cytos.com
6-UMIL:
For Scientific Matters
Professor Mario Clerici, MD
Chair of Immunology
Milano University Medical School
Dipartimento di Scienze e Tecnologie Biomediche LITA
Via F.lli Cervi, 93, 20090 Segrate, Italy
Tel: +39 02 5031 9679
Fax: +39 02 5031 9677
Email: mario.clerici@unimi.it
For ADMINISTRATIVE & IP Contractual MAtters
Dr. Carlo Claudio Villa
Ufficio Contratti e Convenzioni di Ricerca Istituzionale
Università degli Studi di Milano
Via Festa del Perdono 7
20122 Milan, Italy
Tel.: 0039 02 5031 2756
Fax: 0039 02 5031 2750
Email: carlo.claudio.villa@unimi.it

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
7-AVARIS:
For Scientific Matters
Dr. Anna-Lena Spetz,
Center for Infectious Medicine, F59
Karolinska Institutet
Dept. of Medicine Karolinska Huddinge
S-141 86 Stockholm, Sweden
Tel: 0046 8 5858 2272
Mobile:0046 70 7471303
Fax:0046 8 746 7637
Email: anna-lena.spetz@ki.se
8-SSI:
FOR SCIENTIFIC MATTERS
Dr. Anders Fomsgaard
Department of Virology
Statens Serum Institut
5 Artillerivej
DK-2300 Copenhagen S
Denmark
Tel: +45 3268 3460
Mobile: +45 4063 4638
Fax: +45 3268 3148
E-mail: afo@ssi.dk
FOR ADMINISTRATIVE AND ECONOMICAL MATTERS:
Vibeke Fonsholt
Department of Economy, build 202
Statens Serum Institut
5 Artillerivej
DK-2300 Copenhagen S
Denmark
Tel: +45 3268 3129
FOR IP CONTRACTUAL MATTERS
Erik Elm Olsen / Lars Toft
Corporate Affairs
Statens Serum Institut
5 Artillerivej
DK-2300 Copenhagen S
Denmark
Tel: +45 3268 3053

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
9-CEA:
For ADMINISTRATIVE & IP Contractual Matters
Frederic ELIES
Commissariat à l’Energie Atomique
Direction Juridique et du Contentieux
Service Central de la Propriété Industrielle et des Accords
CEA/Saclay — Bât. 446 — 91191 Gif-sur-Yvette cedex
Tel: 0033 (0)1 69 08 80 50
-Fax: 0033 (0)1 69 08 83 36
E-mail: frederic.elies@cea.fr
10-KI:
For Scientific Matters
Professor Jan Albert
SMI/MTC
Nobelsväg 18
SE 171 82 Stockholm, Sweden
Tel: 0046 8 4572605
Fax 0046 8 337272
Email : jan.albert@smi.ki.se
For Administrative Matters
Mrs Christina Bergehed-Bonnevier
Nobelsväg 16 Box 280
SE 171 77 Stockholm, Sweden
Tel: 0046 8 52487140
Fax 0046 8 304276
11- ITG
For Scientific Matters
Dr. Helen Donners
Institute of Tropical Medicine
Department of Microbiology, Unit Virology
Nationalestraat 155
B-2000 Antwerpen, Belgium
Tel: 0032 3 247 6631
Fax 0032 3 247 6333
Email: hdonners@itg.be
For Administrative Matters
Yvette Baeten
Head of Research Administration Unit
Tel: 0032 3 247 6319
Fax: 0032 3 247 6333
Email: ybaeten@itg.be

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
12- NIBSC
For Scientific Matters
Dr. Harvey Holmes
National Institute for Biological Standards & Control
Blanche Lane
South Mimms
Potters Bar
Hertfordshire EN6 3QG, England
Tel: 0044 1707 641000
Fax: 0044 1707 641051
Email : hholmes@nibsc.ac.uk
For Administrative Matters
Dr. Victor Knight
National Institute for Biological Standards & Control
Blanche Lane
South Mimms
Potters Bar
Hertfordshire EN6 3QG, England
Tel: 0044 1707 641218
Fax: 0044 1707 641060
Email: vknight@nibsc.ac.uk
13- Mymetics
For Scientific Matters
Dr. Sylvain Fleury
Chief Scientific Officer
Mymetics Management Sàrl
14 rue de la Colombière
1260 Nyon
Tel: 0041 216925758
Fax: 0041223631311
For Administrative Matters
Mr. Ernest Lübke
Mymetics Management Sàrl
14 rue de la Colombière
1260 Nyon
Tel: 0041 223631308
Fax: 0041 223631311

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
14 — ULUND
For Scientific Matters
Prof. Eva-Maria Fenyö
P.O. Box 117
221 00 LUND
Sweden
For Administrtive Matters
Ms. Anette Welin
Division of Clinical Genetics
P.O Box 117
221 00 LUND
Sweden
Tel: + 46 46 17 33 61
Fax: + 46 46 13 10 61
E-mail: Anette.welin@med.lu.se
15 — UPD
For Scientific Matters
Dr. Morgane BOMSEL
Entrée muqueuse du VIH et Immunité muqueuse (CNRS UMR 8104, INSERM U567)
Département de Biologie Cellulaire
Institut Cochin
Université Paris Descartes
22, rue Méchain
75014 — Paris, France
Phone:  0033 1 40516497
Fax:  0033 1 40516454
Email: bomsel@cochin.inserm.fr

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
ANNEX B:
LIST of AFFILIATED ENTITIES
CONTRACTOR #1 – HSR:
NONE
CONTRACTOR #2 – AMC:
NONE
CONTRACTOR #3 – MRC:
NONE
CONTRACTOR #4- INT-NA:
NONE
CONTRACTOR #5- CYTOS:
NONE
CONTRACTOR #6- UMIL:
NONE
CONTRACTOR #7- AVARIS:
HANS-GUSTAF LJUNGGREN
STEVE APPLEQUIST
Center for Infectious Medicine, F59 — Karolinska Institutet
Dept. of Medicine Karolinska Huddinge
S-141 86 Stockholm, Sweden
CONTRACTOR #8- SSI:
NONE
CONTRACTOR #9- CEA:
NONE
CONTRACTOR #10- KI:
NONE
CONTRACTOR #11- ITG:
NONE
CONTRACTOR #12 – NIBSC:
NONE

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008

CONTRACTOR #13- Mymetics:

NONE

CONTRACTOR #14 – ULUND:

LUAB P.O. Box 117 221 00 LUND, Sweden

CONTRACTOR #15 — UPD:

NONE

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
ANNEX C:
POSITIVE LIST OF BACKGROUND
CONTRACTOR #1- HSR
Immunobiology of HIV Unit will provide :
synthesis of Gp41 fragments (GIKQLQARILAVERYLKDQ or QARILAV) to be introduced in VLPs or virosomes. Gp41 fragments will be synthesized by the solid-phase Fmoc method, using an Applied Biosystem model 433 A peptide synthesizer. After peptide assembly, resin bound peptides will be deprotected and purified to greater 95% purity by semipreparative reverse-phase high performance liquid chromatography (RP-HPLC). This Unit will also purify serum and mucosal IgG and IgA from immunized animals through affinity purification methods (HPLC) with CnBr or Jacalin coupled Sepharose respectively.
Biological Materials:
1)	QARILAV peptide

2)	GIKQLQARILAVERYLKDQ peptide

3)	Serum IgG and IgA from immunized animals

4)	Mucosal IgG and IgA from immunized animals
1) Synthesis of peptides:
Technical description:
- Fields, G. B., and R. L. Noble. 1990. Solid phase peptide synthesis utilizing 9-fluorenylmethoxycarbonyl amino acids. Int J Pept Protein Res 35:161-214
- King, D. S., C. G. Fields, and G. B. Fields. 1990. A cleavage method which minimizes side reactions following Fmoc solid phase peptide synthesis. Int J Pept Protein Res 36:255-66.
Assay used in:
- Lopalco, L., C. Barassi, C. Pastori, R. Longhi, S. E. Burastero, G. Tambussi, F. Mazzotta, A. Lazzarin, M. Clerici, and A. G. Siccardi. 2000. CCR5-reactive antibodies in seronegative partners of HIV-seropositive individuals down-modulate surface CCR5 in vivo and neutralize the infectivity of R5 strains of HIV-1 In vitro. J Immunol 164:3426-33.
- Pastori, C., B. Weiser, C. Barassi, C. Uberti-Foppa, S. Ghezzi, R. Longhi, G. Calori, H. Burger, K. Kemal, G. Poli, A. Lazzarin, and L. Lopalco. 2006. Long-lasting CCR5 internalization by antibodies in a subset of long-term nonprogressors: a possible protective effect against disease progression. Blood 107:4825-33
- Clerici, M., C. Barassi, C. Devito, C. Pastori, S. Piconi, D. Trabattoni, R. Longhi, J. Hinkula, K. Broliden, and L. Lopalco. 2002. Serum IgA of HIV-exposed uninfected individuals inhibit HIV through recognition of a region within the alpha-helix of gp41. Aids 16:1731-41.
2) Immunoglobulin purification
Technical description:
- Harlow E. and Lane D. 1988 Storing and purifying antibodies in Antibodies: A laboratory manual. Ed. Cold Spring Harbor Laboratories:283-318.
Assay used in:
- Clerici, M., C. Barassi, C. Devito, C. Pastori, S. Piconi, D. Trabattoni, R. Longhi, J. Hinkula, K. Broliden, and L. Lopalco. 2002. Serum IgA of HIV-exposed uninfected individuals inhibit HIV through recognition of a region within the alpha-helix of gp41. Aids 16:1731-41
- Barassi C, Soprana E, Pastori C, Longhi R, Lillo F, Grasso M, Marenzi, C, Lazzarin A, Siccardi A.G, Lopalco L. Induction of murine mucosal CCR5-reactive antibodies as anti-HIV strategy. 2005 J Virol. 79:6848-6858

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
- Bomsel M, Pastori C,, Tudor D, Claudia Pastori2, Alberti C, Garcia S, Mei H, Ferrari D, Lazzarin A, Lopalco L. Mucosal anti-CCR5 human antibodies inhibit mucosal HIV infectivity by blocking HIV-1 transport across human epithelial cells. 2007 AIDS 21:13-22.
This represents the status at the time of signature of this Consortium Agreement.
Unit of Human Virology: will provide:
1.	Know-how on the performance of specific assays for the evaluation of anti-HIV-1 envelope antibodies, including test of antibody-mediated neutralization in primary human PBMC or continuous cell lines (e.g., PM1) acutely infected with a wide variety of primary HIV-1 isolates, HIV-1 envelope-mediated cell fusion assays based on a wide variety of primary HIV-1 envelopes expressed either by recombinant vaccinia systems or by persistently infected PM1 cells, as well as surrogate assays evaluating binding to the native, oligomeric HIV-1 envelope trimer expressed on the surface of persistently infected PM1 cells.

2.	Know-how on the structural aspects of the HIV-1 envelope as well as the definition and characterization of broadly conserved neutralization epitopes.

3.	Know-how on the design, synthesis and engineering into appropriate expression vectors (e.g., vaccinia vectors) of native or mutagenized HIV-1 envelope glycoproteins for expression in mammalian cells and immunization of small animals or nonhuman primates.

4.	Availability of a series of modified HIV-1 envelopes bearing rational alterations aimed at better exposing conserved neutralization epitopes that are kept in a cryptic or partially occluded conformation in the native trimer. The envelopes are available both as DNA plasmids and engineered into vaccinia vectors for in vitro studies and in vivo immunization.

5.	Know-how on small-rodent immunization using DNA or vaccinia vectors and monitoring of specific antibody responses
Viral Evolution and Transmission Unit will provide:
1.	Biological materials from HIV infected individuals collected during 1990-2007 and during project duration.

2.	HIV strains from HIV infected patients collected during years 1990-2007 and during project duration.

3.	Techniques as described in:
–	Scarlatti et al PNAS 1993
–	Scarlatti et al JID 1993
–	Scarlatti et al Nat Med 1997
–	Ripamonti et al AIDS Res Human Retroviruses in press
4.	Know-how on the performance of specific assays for the evaluation of neutralizing antibodies in single round infection of primary cells.
This represents the status at the time of signature of this Consortium Agreement.
CONTRACTOR #2- AMC
NONE
CONTRACTOR #3-MRC
MRC Background shall be restricted to the information and materials generated by the MRC Human Immunology Unit research group led by Dr Guillaume Stewart-Jones

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
CONTRACTOR #4- INT-NA:
The viral oncogenesis and immunotherapy unit will share:
A.	know how on preparation of virus-like particles (VLP) in a baculovirus expression system for the surface presentation of conformational proteins/epitopes to the immune system in order to elicit neutralizing antibodies;

B.	preparation of novel glycoproteins presenting HIV-1 broadly neutralizing epitopes;

C.	immunization (intraperitoneal and intranasal) studies in small animal model (mice) and serological evaluation of elicited (systemic and mucosal) humoral response;
Techinques used in:
1.	Buonaguro, L., Buonaguro, F.M., Tornesello, M.L., Mantas, D., Beth-Giraldo, E., Wagner, Michelson, S., Prevost, M.-C., Wolf, H., Giraldo, G.: High efficient production of Pr55gag Virus-like Particles expressing multiple HIV-1 epitopes, including a gp120 protein derived from an Ugandan HIV-1 isolate of subtype A. Antiviral Research, 49: 35-47, 2001

2.	Buonaguro, L., Racioppi, L., Tornesello, M.L., Arra, C., Visciano, M.L., Biryahwaho, B., Sempala, S.D.K., Giraldo, G. and Buonaguro, F.M.: Induction of neutralizing antibodies and CTLs in Balb/c mice immunized with virus-like particles presenting a gp120 molecule from a HIV-1 isolate of clade A (HIV-VLPAs). Antiviral Research, 54: 189-201, 2002.

3.	Buonaguro, L., Visciano, M.L., Tornesello, M.L., Tagliamonte, M., Biryahwaho, B. and Buonaguro, F.M.: Induction of systemic and mucosal cross-clade neutralizing Antibodies in Balb/c mice immunized with HIV-1 clade A Virus-Like Particles administered by different routes of inoculation. J. Virol., 79: 7059-7067, 2005.

4.	Buonaguro, L., Devito, C., Tornesello, M.L., Schröder, U., Wahren, B, Hinkula, J. and Buonaguro, F.M.: DNA–VLP prime–boost intra-nasal immunization induces cellular and humoral anti-HIV-1 systemic and mucosal immunity with cross-clade neutralizing activity. Vaccine, 25: 5968-5977, 2007.
CONTRACTOR #5- CYTOS:
With respect to Background needed for the implementation of the Project as indicated in 8.2.1. of the Consortium Agreement, and, thus, Background which would justify inclusion within Annex C (Positive List of Background) thereof, please note that we have, at the present time, not identified any such Background.
CONTRACTOR #6 – UMIL:
NONE
CONTRACTOR #7- AVARIS:
1. Flagellin EPO 05740503.7 for use only to produce antibodies and/or vaccine against HIV.
2. Know-how IPR and future IPR including but not limited to future patents and patent applications on or relating to certain HIV immunogen design to produce neutralizing antibodies emerging from the project Auto/AlloCell-HIV under the Sixth Framework Programme, to the extent permitted by joint owners and third parties (e.g. rights holders), see Annex F, and for use only to produce antibodies and/or

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
vaccine against HIV. For the avoidance of doubt, the Contractors hereby, by signing the Consortium Agreement, agree to include such later-filed IPRs (in accordance with this section) in the definition of Background (therefore not constituting Foreground).
CONTRACTOR #8 – SSI:
Statens Serum Institut may on individually basis grant Access Rights to Background generated only wholly by the research group of Dr. Anders Fomsgaard who are directly involved in carrying out the project comprising: Know-how on rabbit, mouse and guinea pig immunizations using DNA, viral vectors and/ or protein in adjuvants and monitoring of specific antibody responses. For the sake of clarity, no Access Rights can be granted to SSI’s proprietary adjuvant technology CAF01.
CONTRACTOR #9 – CEA:
NONE
CONTRACTOR #10- KI:
Karolinska Institutet may grant Access Rights to Background generated by the Professors Britta Wahren, Francesca Chiodi and Jan Albert, who are directly involved in carrying out the project. Karolinska Institutet hereby excludes specifically from its obligation to grant Access Rights to Background to the following Background:
•	Antiviral composition. Combination of FLT/FLG and antiviral nucleosides.
PCT/SE99/00909:
DNA modification
PCT/SE91/00071:
Monoclonal antibodies against HIV
•	Biological materials
1.	060801 – uc = under construction:

2.	Component name

3.	pKCMVrev,tat,nef original and mutagenized/optimized

4.	pKCMVgp160B

5.	pKCMVgp160A

6.	pKCMVgp160C

7.	pKCMLgp160D uc

8.	pKCMVRT, RTmut

9.	series of RT mutations relevant to drug induced mutations

10.	pKCMV polyepitope resistance mutations

11.	pKCMVp37gagB

12.	pKCMVp37gagA

13.	pKCMVp37gagC

14.	pKCMVp37B/ires/fcu-1 uc

15.	series of pKCMV and bicistronic vectors with Hgranzyme B uc

16.	series of pKCMV neftat and mutations

17.	pKCMVCCR5

18.	pKCMVDC-sign uc

19.	pKCMVCXCR4

20.	pKCMV6, 66, wt CEA series

21.	pKCMV GFP

22.	pKCMV

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
•	Priority filings under consideration:
HIV-1/Murine leukemia Model
•	Materials in biobank or for research purposes at KI/SMI
Biological materials from HIV infected individuals collected at SMI during 1985-2007.
HIV strains from HIV infected patients collected at SMI during years 1985-2007).
US patent 6846637 Issued 25 January 2005 (F. Chiodi)
EPO application 99931070.9;Application allowed; EP patent will be EP 1087993 (F.Chiodi)
CONTRACTOR #11- ITG:
Materials in biobank or for research purposes
Some biological material (plasma, cells and HIV strains) from HIV infected individuals collected at ITG during 1985-2007.
Some biological materials (plasma, cells and HIV strains) from HIV infected individuals that will be collected by ITG during the run time of this project.
CONTRACTOR #12 — NIBSC:
NONE
CONTRACTOR #13- Mymetics:
Mymetics Corp. owns the IP on the virosome technology in the field of HIV and malaria. Meanwhile, Mymetics Corp. grants to Mymetics Management Sàrl, a Swiss subsidiary of Mymetics Corps, the right to use its Background under certain restrictions for performing the project described into the NGIN Consortium Agreement (FP7). Mymetics Corp. hereby excludes from its obligation to grant Access Right to its Background acquired by its various academic and private collaborators related to research programs on antigen designs, antigen production, virosome, vaccine development and production. These exclusions especially concern the collaboration with Dr Morgane Bomsel (UPD, contractor no.15) on the development of a virosome-based mucosal vaccine against HIV, based on the gp41 antigen, and Dr. Erwann Loret (Marseille University, France).. These exclude especially the following patents
•	Various granted IP on the virosomes technology and all its improvements

•	Recent international PCT applications:
1.	PCT/IB2005/001180: INSERM/ Inventors: Morgane Bomsel, Daniela Tudor « Neutralizing anti-gp41: IgA with a long CDR3H »

2.	PCT/IB2005/001182: INSERM/ Inventors: Morgane Bomsel, Daniela Tudor/ Mymetics : en cours de dépot : n° BR-78776. « Neutralizing anti-gp41 engineered loop IgAs »

3.	PCT/IB 2006.000466 INSERM/Mymetics/Pevion/ Inventors: M. Bomsel, S. Fleury, R. Zubrigen « Virosomes like vesicules comprising GP41 derivate antigen »
•	Coming new IP on virosomes containing other HIV antigens, in addition to gp41. These IP do no include the gp120 antigens, which is part of the NGIN consortium.

•	Virosomes are biosynthetic vesicles representing reconstituted empty influenza virus envelope that serve as delivery system for vaccination

•	Virosome® technology already approved in 43 Countries

•	High safety profile in human and very stable

•	Virosomes are very efficient carriers for peptides & proteins for vaccination

•	Virosomes have an adjuvant potential that strongly promotes blood and mucosal responses into a majority of vaccinated animals and subjects, which is unique

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
•	There are already two human marketed vaccines using the virosome technology: the Inflexal (influenza vaccine) marketed since 1997 with more than 35 million doses sold and the Epaxal (hepatitis A vaccine) marketed since 1994 with more than 3.0 million doses sold.
Mymetics Management Sàrl will be responsible for conducting the aspect of the project that consists to use its Background for
•	Formulating and producing virosome-based vaccines

•	Grafting immunogenic and promising antigens at the surface of virosomes.

•	Monitoring the coupling of the antigen to virosomes

•	Quantification of bound antigens to virosome surface
Protein or peptide graftings onto virosomes will be performed in Pevion Biotech facilities in Bern (Switzerland), which acts as a sub-contractant for Mymetics Management Sàrl. Mymetics Sàrl and Pevion will do their best to successfully graft the HIV antigens onto virosomes, using their Background for the Implementation of the Project.
Animal pre-immunization with inactivated influenza virus is highly recommended for optimal vaccination outcomes Mymetics Management Sàrl might also provide some Background on mucosal immunity and protocol designs for targeting the mucosal compartment.
CONTRACTOR #14-ULUND
1.	Plaque reduction assays for HIV and SIV neutralisation.
Technical description:
               Shi Y, Albert J, Francis G, Holmes H, and Fenyö EM. A new cell line-based neutralisation assay for primary HIV-1 isolates. AIDS Res Hum Retroviruses 18:957-967, 2002.
               Nordqvist A and Fenyö EM. Plaque reduction assays for human and simian immunodeficiency virus neutralisation. Human Retrovirus Protocols. Ed: Tuofu Zhu. Humana Press Chapter 26:273-285, 2005.
Assays used in:
               Shi Y, Brandin E, Vincic E, Jansson M, Blaxhult A, Gyllensten K, Moberg L, Brostrom C, Fenyo EM, Albert J. Evolution of human immunodeficiency virus type 2 coreceptor usage, autologous neutralization, envelope sequence and glycosylation. J Gen Virol. 86:3385-96, 2005.
               Lauren A, Thorstensson R, Fenyo EM. Comparative studies on mucosal and intravenous transmission of simian immunodeficiency virus (SIVsm): the kinetics of evolution to neutralization resistance are related to progression rate of disease. J Gen Virol. 87:595-606, 2006.
               Ripamonti C, Leitner T, Laurén A, Karlsson I, Pastore A, Cavarelli M, Antonsson L, Plebani A, Fenyö EM and Scarlatti G. Biological and genetic evolution of HIV-1 in two siblings with different patterns of disease progression. AIDS Res Hum Retroviruses, in press.
2.	Quantitative assay for HIV and SIV co-receptor usage
Infectivity assay on GHOST(3) cells engineered to express CCR1, CCR2b, CCR3, CCR5, CXCR4, CXCR6 and BOB.
Technical description:
               Vödrös D and Fenyö EM. Quantitative evaluation of HIV and SIV co-receptor use with GHOST(3) cell assay. Human Retrovirus Protocols. Ed: Tuofu Zhu. Humana Press Chapter 26:333-342, 2005.
Assay used in:

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
               Vödrös D, Tscherning-Casper C, Navea L, Schols D, De Clercq E, and Fenyö EM. Quantitative evaluation of HIV-1 coreceptor use in the GHOST(3) cell assay. Virology 291:1-11, 2001.
               Vödrös D, Thorstensson R, Biberfeld G, Schols D, De Clercq E, and Fenyö EM. Coreceptor usage of sequential isolates from cynomolgus monkeys experimentally infected with Simian immunodeficiency virus (SIVsm). Virology 291:12-21, 2001.
               Lauren A, Vodros D, Thorstensson R, Fenyo EM. Comparative studies on mucosal and intravenous transmission of simian immunodeficiency virus (SIVsm): evolution of coreceptor use varies with pathogenic outcome. J Gen Virol. 87:581-94, 2006.
               Shi Y, Brandin E, Vincic E, Jansson M, Blaxhult A, Gyllensten K, Moberg L, Brostrom C, Fenyo EM, Albert J. Evolution of human immunodeficiency virus type 2 coreceptor usage, autologous neutralization, envelope sequence and glycosylation. J Gen Virol. 86:3385-96, 2005.
3.	Assays for mode of CCR5 use by HIV and SIV
Infectivity assays on U87.CD4 cell lines expressing chimeric CXCR4/CCR5 receptors (FC-1, FC-2 and FC-4b) were used in:
               Karlsson I, Antonsson L, Shi Y, Karlsson A, Albert J, Leitner T, Olde B, Owman C and Fenyö EM. HIV biological variability unveiled: frequent isolations and chimeric receptors reveal unprecedented variation of coreceptor use. AIDS 17:2561-2569, 2003.
               Karlsson I, Antonsson L, Shi Y, Öberg M, Karlsson A, Albert J, Olde B, Owman C, Jansson M and Fenyö EM. Coevolution of RANTES sensitivity and mode of CCR5 receptor use by HIV-1 of R5 phenotype. J Virol 78:11807-11815, 2004.
               Lauren A, Vincic E, Hoshino H, Thorstensson R, Fenyo EM. CD4-independent use of the CCR5 receptor by sequential primary SIVsm isolates. Retrovirology. 4:50, 2007.
               Ripamonti C, Leitner T, Laurén A, Karlsson I, Pastore A, Cavarelli M, Antonsson L, Plebani A, Fenyö EM and Scarlatti G. Biological and genetic evolution of HIV-1 in two siblings with different patterns of disease progression. AIDS Res Hum Retroviruses, in press.
All cell lines included under point 1 or 2 of this background are available from the repository at NIBSC. Transfer of cell lines included under point 3 to NIBSC is in progress.
CONTRACTOR #15 — UPD:
International  PCT on May, 2cd, 2005 : n° PCT/IB2005/001180: INSERM/ Inventeurs/ Inventors: Morgane Bomsel, Daniela Tudor IV « Neutralizing anti-gp41: IgA  with a long CDR3H »
International PCT on May, 2cd, 2005 : n° PCT/IB2005/001182: INSERM/ Inventeurs/ Inventors: Morgane Bomsel, Daniela Tudor/ Mymetics : en cours de dépot : n° BR-78776.  « Neutralizing anti-gp41 engineered loop IgA s »
International PCT on March, 2cd, 2006 : n° PCT/IB 2006.000466 INSERM/Mymetics/Pevion Inventeurs/ Inventors:  M. Bomsel, S. Fleury, R. Zubrigen IV « Virosomes like vesicules comprising GP41 derivate antigen »
Investigation of the molecular and cellular mechanisms of HIV entry at mucosal sites via simple epithelial cells and dendritic cells. Definition of receptors and entry pathways. In particular the group has pioneered the description of HIV transcytosis across simple epithelia and its intracellular inhibition by neutralising IgA specific for HIV envelope. Investigation of the humoral immunity in HIV infected and highly exposed but resistant individuals, especially at mucosal sites. Characterisation of HIV receptor at mucosal sites and of neutralising mucosal IgA.

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
In collaboration with Mymetics, elaboration of a mucosal vaccine against HIV based on gp41 conserved peptides and the virosomes technology as vaccine-carrier.

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
ANNEX D:
MATERIAL TRANSFER AGREEMENT (“MTA”) AMONG CONSORTIUM
PARTICIPANTS FOR THE IMPLEMENTATION OF THE NGIN PROJECT
The Institute                                              (the Institute) is willing to provide                                                                   (the Investigator) of your Institution                                             (the Recipient) with certain reagents known as                      , said reagents and progeny (“Progeny” shall mean all unmodified descendants from the Original Materials, such as virus from virus, cell from cell, or organism from organism) thereof (referred to herein collectively as the Material) and unmodified derivatives (including but not limited to recombinant constructs, cultures, subcultures, mutations, or other products prepared by the Recipient that contain the Material or a portion thereof, referred to herein as the Derivatives) upon the terms and conditions set forth herein.
NOW THEREFORE, intending to be legally bound, the parties hereto hereby agree as follows:
1.	The Material furnished to the Investigator pursuant to this MTA and Derivatives thereof will be maintained within the sole possession and control of the Investigator and his staff and will be used solely by the Investigator, his staff and students for the purpose of undertaking research and/or educational activities allocated to the Investigator under the collaborative project entitled “Next Generation HIV-1 Immunogens inducing broadly reactive Neutralising antibodies” (NGIN)..
2.	The Contractors acknowledge that they are participating in the NGIN project as part of a consortium (Consortium) and that the Consortium has entered into (i) an agreement with the European Community (Grant Agreement) and (ii) an agreement with each other (Consortium Agreement) in respect of the NGIN Project. The Contractors further acknowledge that use of the Material and Derivatives by the Recipient shall be governed by this MTA plus all applicable provisions of the Grant Agreement and Consortium Agreement.
3.	Institute grants the Recipient a non-exclusive royalty free license to use the Material and Derivatives solely for the scientific research and educational activities of the Recipient within the NGIN Project (as described in the Annex I of the Grant Agreement). The Material is provided to Recipient for use only in laboratory animals or in vitro experiments. THE MATERIAL AND/OR OR DERIVATIVES WILL NOT BE USED IN HUMANS.
4.	The Material, Derivatives, and any information relating to the Material that may be disclosed to the Investigator by the Institute (the Information) are being provided to and accepted by the Recipient WITHOUT ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESSED OR IMPLIED. The Institute and its directors, officers, employees, students or agents assume no liability and make no representations in connection with the Material or the Derivatives or the Information or their use by the Investigator or the Recipient. The Recipient hereby agrees to defend, indemnify and hold harmless the Institute and its directors, officers, employees and agents from and against any liability or claim arising from any use of the Material or the Derivatives by the Investigator and the Recipient. Without limiting the foregoing, the Institute makes no representations as to testing of the Material for the presence or

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
absence of any pathogens, and the Investigator and the Recipient assume all risk of harm with respect to any such pathogens.

5.	Except as otherwise specifically allowed under the Grant Agreement or under this Consortium Agreement, the Recipient or Investigator (as appropriate) will not license, assign or otherwise transfer to any Third Party any interest in the research involving the Material and Derivatives, or in the intellectual property or invention that might emerge therefore, developed under the Project in common with one or more Contractors.

6.	Title to the Material, Derivatives, Information and all associated patent rights and other proprietary rights therein are retained by the Institute. No right or license is granted with respect to the Material, any Derivatives, or the Information, except as expressly set forth herein.

7.	If use of the Material, Derivatives or any relevant Information under this MTA result in the Investigator or any staff or students of the Recipient under the Investigator’s supervision, becoming a co-inventor of an invention, discovered in joint research between the Recipient and a Institute’s researcher (determined in accordance with applicable law governing inventorship), the Recipient and the Institute agree that neither Contractor will license or otherwise commercialise any such invention in the absence of an agreement to be negotiated in good faith by the parties hereto, providing for, inter alia, the sharing of royalty income.

8.	Confidentiality and publication provisions shown in Article 8 and 11 of the Consortium Agreement shall apply.

9.	Effective Date, Termination Date and Survival
9.1	This MTA will be effective upon final signature of this MTA and will terminate, if not differently agreed in writing between the Contractors concerned, at the end of the NGIN Project. Articles 4, 6, 7 and 8will survive any termination of this MTA. To avoid doubt, any applicable provisions of the Grant Agreement and the Consortium Agreement shall also survive any termination of this MTA.

9.2	Upon termination, either by mutual consent, breach of this MTA by Recipient or subject to article 9.1 of this MTA, Recipient and/or Recipient Investigator will immediately return any remaining Material and Information, in any form whatsoever or destroy the Material and all copies of Information, and will furnish to Institute a certificate attesting to such return or destruction. To avoid doubt, the Recipient will also destroy all Derivatives or remain bound by the terms of this MTA as they apply to Derivatives.
Rest of page intentionally left blank

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008

Very truly yours,
To be signed by the Investigator of Institute:
Agreed and accepted this:
                       day of                       2007

By

SIGNATURE OF INVESTIGATOR
Name

TYPED NAME OF INVESTIGATOR
Title

TITLE OF INVESTIGATOR

To be signed by the Investigator of the Recipient:

Agreed and accepted this:

day of 2007

By
SIGNATURE OF INVESTIGATOR
Name

TYPED NAME OF INVESTIGATOR
Title

TITLE OF INVESTIGATOR

To be signed by the Authorized Representative of the Institute:
Agreed and accepted this:
      day of                      2007

By
SIGNATURE OF REPRESENTATIVE
Name

TYPED NAME OF REPRESENTATIVE
Title

TITLE OF REPRESENTATIVE

To be signed by the Authorized Representative of the Recipient:

Agreed and accepted this:

___ day	of 2007

By
Name	SIGNATURE OF REPRESENTATIVE

TYPED NAME OF REPRESENTATIVE
Title

TITLE OF THE REPRESENTATIVE

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
ANNEX E

INITIAL PROJECT OFFICERS AND MEMBERS OF THE SC
The initial Project Officers will be:

Coordinator:	- G. Scarlatti
Co-coordinator:	- H. Schuitemaker
Project Manager:	- P. Biswas
The initial members of the Steering Committee will be:

Contractor		Work Package leader	Contractor	Deputy/Substitute
1	(HSR)	G. Scarlatti* (WP 7)	(AMC)	H. Schuitemaker (WP 7)
2	(AMC)	H. Schuitemaker (WP 1)	(MRC)	G. Stewart-Jones (WP1)
3	(INT-NA)	L. Buonaguro (WP 2)	(Cytos)	T. A. Rohn (WP 2)
4	(UNIMI)	M. Clerici (WP 3)	(AVARIS)	A.-L. Spetz (WP3)
5	(SSI)	A. Fomsgaard (WP 4)	(CEA)	R. Le Grand (WP 4)
6	(KI)	J. Albert (WP5)	(ITG)	H. Donners (WP 5)
7	(NIBSC)	H. Holmes (WP 6)

*	Denotes chairperson of SC

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
ANNEX F

LIST OF LIMITATIONS AND RESTRICTIONS WITH RESPECT TO ACCESS RIGHTS
CONTRACTOR #1 – HSR:
HSR hereby gives formal notice it has restrictions and incompatible obligations that mean it will not be able to grant Access Rights Needed For The Implementation Of The Project to HSR Background to a for-profit member of the Consortium on a royalty-free basis. Subject to Article II.33.2 of the Grant Agreement the HSR hereby confirms that it will be able to provide for-profit members of the Consortium with such Access Rights on Fair and Reasonable Conditions.
Also HSR hereby informs the Consortium of the following limitation and restriction to the granting of Access Rights. Thus, HSR hereby excludes any and all obligation to grant Access Rights to: all Background generated by the Fondazione Centro San Raffaele del Monte Tabor other than that generated by the research team of Dr. Gabriella Scarlatti (included the research group of Dr. Lucia Lopalco and Prof. Paolo Lusso), reported in the Annex C of this Consortium Agreement. In any case the access rights to the Background of the research team of Dr. Gabriella Scarlatti (included the research group of Dr. Lucia Lopalco and Prof. Paolo Lusso) will be guarantee only for the implementation of the Project only.
HSR Unit also hereby gives formal notice it may be required to obtain materials/information from third parties for use in the Project as outlined in Annex I of the Grant Agreement. Access to such materials/information by HSR Unit may be conditional on HSR accepting terms and conditions that are not compatible with the Grant Agreement or this Consortium Agreement. Whilst HSR will use all reasonable efforts to ensure that said materials/information can be obtained on terms compatible with the HSR’s obligations under this the Grant Agreement and this Consortium Agreement, HSR cannot guarantee such an outcome. Therefore, access to said materials/information (or HSR Foreground arising from the use of such materials/information) by the other Contractors may be conditional on the other Contractors’ acceptance of said third party terms and conditions.
In any case the Access Rights to the Background listed in Annex C will be guaranteed only for the Implementation of the Project.
This represents the status at the time of signature of this Consortium Agreement.
CONTRACTOR #2- AMC:
AMC hereby gives formal notice it may be required to obtain materials/information from third parties for use in the Project as outlined in Annex I of the Grant Agreement. Access to such materials/information by AMC may be conditional on AMC accepting terms and conditions that are not compatible with the Grant Agreement or this Consortium Agreement. Whilst AMC will use all reasonable efforts to ensure that said materials/information can be obtained on terms compatible with the AMC’s obligations under this the Grant Agreement and this Consortium Agreement, AMC cannot guarantee such an outcome. Therefore, access to said materials/information (or AMC Foreground arising from the use of such materials/information) by the other Contractors may be conditional on the other Contractors’ acceptance of said third party terms and conditions.

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
The following know-how is excluded from the obligation to grant Access Rights:
1. Any and all know-how that exists or is henceforth developed within AMC, but outside of the group of Prof. Dr. H. Schuitemaker.
2. Any and all know-how that exists or is henceforth developed within the research group listed above but that does not relate to the subject matter of the Project NGIN or that is patented and/or that is not freely available.
CONTRACTOR #3 - MRC:
MRC hereby gives formal notice it has restrictions and incompatible obligations that mean it will not be able to grant Access Rights Needed For The Implementation Of The Project to MRC Background to a for-profit member of the Consortium on a royalty-free basis. Subject to Article II.33.2 of the Grant Agreement and any applicable restrictions shown below, the MRC hereby confirms that it will be able to provide for-profit members of the Consortium with such Access Rights on Fair and Reasonable Conditions.
MRC hereby gives formal notice it will be required to obtain materials/information from third parties for use in the Project as outlined in Annex I of the Grant Agreement. Access to such materials/information by MRC may be conditional on MRC accepting terms and conditions that are not compatible with the Grant Agreement or this Consortium Agreement. Whilst MRC will use all reasonable efforts to ensure that said materials/information can be obtained on terms compatible with the MRC’s obligations under this the Grant Agreement and this Consortium Agreement, MRC cannot guarantee such an outcome. Therefore, access to said materials/information (or MRC Foreground arising from the use of such materials/information) by the other Contractors may be conditional on the other Contractors’ acceptance of said third party terms and conditions.
CONTRACTOR #4 – INT-NA:
INT-NA hereby gives formal notice it has restrictions and incompatible obligations that mean it will not be able to grant Access Rights Needed For The Implementation Of The Project to HSR Background to a for-profit member of the Consortium on a royalty-free basis. Subject to Article II.33.2 of the Grant Agreement the INT-NA hereby confirms that it will be able to provide for-profit members of the Consortium with such Access Rights on Fair and Reasonable Conditions. INT-NA hereby informs the Consortium that the following know-how is excluded from the obligation to grant Access Rights: all Background and know-how that exists or is henceforth developed within the research group that does not relate to the subject matter of the Project NGIN or that is patented and/or that is not freely available. In any case the access rights to the Background of the research team of Dr. Luigi Buonaguro will be guarantee for the implementation of the Project only.
INT-NA hereby gives formal notice it may be required to obtain materials/information from third parties for use in the Project as outlined in Annex I of the Grant Agreement. Access to such materials/information by INT-NA may be conditional on INT-NA accepting terms and conditions that are not compatible with the Grant Agreement or this Consortium Agreement. Whilst INT-NA will use all reasonable efforts to ensure that said materials/information can be obtained on terms compatible with the INT-NA’s obligations under this the Grant Agreement and this Consortium Agreement, INT-NA cannot guarantee such an outcome. Therefore, access to said materials/information (or INT-NA Foreground arising from the use of such materials/information) by the other Contractors may be conditional on the other Contractors’ acceptance of said third party terms and conditions.

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
CONTRACTOR #5- CYTOS:
CYTOS hereby informs the Consortium of the following limitation and restriction to the granting of Access Rights. Thus, CYTOS hereby excludes any and all obligation to grant Access Rights to:
– All technology and know-how associated with the production of virus-like particles (VLPs).
– All technology and know-how involving covalent coupling of antigens and/or molecules to VLPs.
– All technology and know-how involved in the packaging of immunostimulatory nucleic acid sequences and substances within VLPs. - All analytical techniques and know-how involved in and involving the above technologies and processes.
– All technologies and know-how relating to the application of ’ Immunodrugs(TM) and/or other VLPs, including without limitation to humans and/or non-humans and/or relating to the use to Cytos’ Immunodrugs(TM) and/or other VLPs as therapeutic, prophylactic and/or diagnostic tools and/or products.
– ALL TECHNOLOGIES AND KNOW-HOW TO WHICH THE GRANTING OF ACCESS RIGHTS WOULD VIOLATE THE TERMS AND CONDITIONS OF A PARTY BEING IN A CONTRACTUAL RELATIONSHIP WITH CYTOS.
Furthermore, CYTOS hereby excludes any and all obligation to grant Access Rights to know-how and /or other intellectual property rights that are disclosed and/or protected in any patent application filed by CYTOS or a party being in contractual relationship with CYTOS Moreover, CYTOS hereby excludes any and obligation to grant Access Rights to know-how and /or other intellectual property rights that are described and/or will be described in any patent application already filed or will be filed by CYTOS or a party being in contractual relationship with CYTOS.
CONTRACTOR #6 – UMIL:
NONE
CONTRACTOR #7- AVARIS:
Avaris is a company operating very closely to academic institutions, e.g. Karolinska Institutet, which is also a party to this Consortium Agreement. Several of the scientists and personnel who are participating in the project on behalf of Avaris are also participating in the project on behalf of Karolinska Institutet. Avaris has also participated in certain projects with Lund University which is also a party to this Consortium Agreement, and Avaris has jointly with Lund University developed certain innovations relating to HIV immunogen designs to produce neutralizing antibodies and/or vaccine against HIV. Thus, the IPR situation of Avaris is complex. For the avoidance of doubt and with reference to the foregoing, Avaris hereby gives formal notice that its grant of Access Rights to any intellectual property rights whatsoever constituting Foreground or Background, is granted with the same limitations as those applicable to Avaris’ rights.
Avaris hereby gives formal notice that it will not be able to grant Access Rights Needed for the Implementation of The Project to Avaris Background to a for-profit member of the Consortium on a royalty-free basis. Subject to Article II.33.2 of the Grant Agreement Avaris hereby confirms that it will be able to provide for-profit members of the Consortium with such Access Rights on Fair and Reasonable Conditions.

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
Avaris informs the Consortium of the following specific limitations and restrictions to the granting of Access Rights. Thus, Avaris hereby makes the following carve out from its grant of Access Rights:
•	All Background acquired by Avaris’ various academic and private collaborators related to research programs on Flagellin and HIV vaccine. These exclusions especially concern (without limiting the aforesaid) the collaboration with Karolinska Institutet in general and specifically in this Project and with Lund University in general and specifically within the Auto/AlloCell-HIV project under the Sixth Framework Programme.

•	Any and all know-how and Background that exists or is henceforth developed within Avaris but that does not relate to the subject matter of the Project NGIN or that is patented and/or that is not freely available.
Avaris hereby informs (without limiting the aforesaid), in accordance with the Grant Agreement Article II.32.3, that due to third party rights Avaris is limited and/or restricted to grant Access Rights to the following Background:
•	Background that has been and/or will be created and developed by personnel and/or scientists and/or students at Karolinska Institutet and or other institutions not directly involved in the Project.

•	Background that has been, and/or will be derived outside the Project.
Avaris also hereby gives formal notice that it may be required to obtain materials/information from third parties for use in the Project. Access to such materials/information by Avaris may be conditional on Avaris accepting terms and conditions that are not compatible with the Grant Agreement or this Consortium Agreement. Whilst Avaris will use all reasonable efforts to ensure that said materials/information can be obtained on terms compatible with Avaris’ obligations under the Grant Agreement and this Consortium Agreement, Avaris cannot guarantee such an outcome. Therefore, Access Rights to said materials/information (or Avaris Foreground arising from the use of such materials/information) by the other Contractors may be conditional on the other Contractors’ acceptance of said third party terms and conditions.
In any case the Access Rights to the Background listed in Annex C will be guaranteed only for the Implementation of the Project.
CONTRACTOR #8- SSI:
SSI hereby gives formal notice it may be required to obtain materials/information from third parties for use in the Project as outlined in e.g. Annex I of the Grant Agreement. Access to such materials/information by SSI may be conditional on SSI accepting terms and conditions that are not compatible with the Grant Agreement or this Consortium Agreement. Whilst SSI will use all reasonable efforts to ensure that said materials/information can be obtained on terms compatible with the SSI’s obligations under this Grant Agreement and this Consortium Agreement, SSI cannot guarantee such an outcome. Therefore, access to said materials/information (or SSI Foreground arising from the use of such materials/information) by the other Contractors may be on conditional of the other Contractors’ acceptance of said third party terms and conditions.
In addition hereto, SSI hereby excludes any and all obligation to grant Access Rights to:
Any and all know-how that exists or is henceforth developed within SSI, but outside of the group of Dr. A. Fomsgaard.

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
Plasmids and recombinant viral vectors for immunisation encoding codon-optimized HIV-1 envelope genes from strains Bx08, SSI 1. and SSI 2, and DNA constructs for production of recombinantly expressed proteins.
Any and all know-how that exists or is henceforth developed within the research group listed above but that does not relate to the subject matter of the Project NGIN or that is patented and/or that is not freely available.
– All technology and know-how associated with the production of the adjuvans CAF 01 and derivatives herof.
– All technology and know-how involving coupling of antigens and/or molecules to CAF 01.
– All technology and know-how involved in the packaging of immunostimulatory molecules and substances within CAF 01.
– All analytical techniques and know-how involved in and involving the above technologies and processes.
– All technologies and know-how relating to the application of CAF 01and/or other CAF 01, including without limitation to humans and/or non-humans and/or relating to the use to CAF 01 and/or other CAF 01 derivatives as therapeutic and/or prophylactic products.
(all the technology, know.how, material within CAF01, and adjivants reported upon hereinafter referred collectively as “SSI material / adjuvant CAF 01” (All the technology, know.how, material within CAF01, and adjuvant, reported upon, hereinafter referred collectively as “SSI material / adjuvant CAF 01”)
– ALL TECHNOLOGIES AND KNOW-HOW TO WHICH THE GRANTING OF ACCESS RIGHTS WOULD VIOLATE THE TERMS AND CONDITIONS OF A PARTY BEING IN A CONTRACTUAL RELATIONSHIP WITH SSI.
Furthermore, SSI hereby takes the right to exclude any and all obligation to grant Access Rights to know-how and /or other intellectual property rights that are disclosed and/or protected in any patent application filed by SSI or a party being in contractual relationship with SSI. Moreover, SSI hereby excludes any and obligation to grant Access Rights to know-how and /or other intellectual property rights that are described and/or will be described in any patent application already filed or will be filed by SSI or a party being in contractual relationship with SSI.
If a contractor may wish to use the SSI material/adjuvant CAF 01 (described in Annex F) in the Consortium Agreement and the relevant department under SSI or third party accept this (conditions to be negotiated between the parties), all rights reserves to any new patent, background or foreground knowledge or other know-how in which the SSI material/ adjuvant is considered to be a part of wholly or partly, the ownership shall be deemed to be the property of SSI.
It is a precondition for the use of and transfer of any SSI material/adjuvant CAF01 mentioned in this Annex F that SSI use its own standard MTA wording. For clarification if conflict the SSI MTA for this specific transfer shall be used and have priority above the Consortium standard MTA.
Any access rights may only be given by prior written permission from the SSI Business Development and SSI Department of Corporate Affairs.
CONTRACTOR #9: CEA:
NONE

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
CONTRACTOR #10- KI:
Karolinska Institutet hereby informs, in accordance with the Grant Agreement Article II.32.3, that due to third party rights Karolinska Institutet is limited and/or restricted to grant access rights to the following Background:
1 – Background that has been and/or will be created and developed by personnel and/or scientists and/or students at Karolinska Institutet not directly involved in the Project.
2 – Background that has been, and/or will be derived outside the project, which Karolinska Institutet due to third party rights is not able to grant access rights to.
CONTRACTOR #11- ITG:
NONE
CONTRACTOR #12 — NIBSC:
NONE
CONTRACTOR #13 –Mymetics:
Mymetics Corp. has restrictions and obligations that prevent it from granting Access Rights Needed For The Implementation Of The Project to a for-profit member of the NGIN Consortium on a royalty-free basis. However, Mymetics Corp. hereby confirms that it will be able to provide for-profit members of the Consortium with such Access Rights on Fair and Reasonable Conditions.
Mymetics Corp. hereby gives formal notice that it will use all reasonable efforts to ensure that said virosome technology in HIV field will remain available to the NGIN Consortium for the granting period in the event that Mymetics Corp. sells its technology to a third party.
Mymetics Corp. hereby gives formal notice it will not provide information on its virosome technology to third parties for use in the Project as outlined in Annex I of the Grant Agreement. Access to such information from Mymetics Corp. may be conditional on Mymetics Corps. accepting terms and conditions that are not compatible with the Grant Agreement or this Consortium Agreement. Whilst Mymetics Corp. will use all reasonable efforts to ensure that said information can be obtained on terms compatible with the Mymetics Corps’ obligations under this the Grant Agreement and this Consortium Agreement, Mymetics Corp. cannot guarantee such an outcome. Therefore, access to said information (or Mymetics Corp. Foreground arising from the use of such information) by the other Contractors may be conditional on the other Contractors’ acceptance of said third party terms and conditions.
CONTRACTOR #14 – ULUND:
Lund University hereby informs, in accordance with the Grant Agreement Article II.32.3, that due to third party rights Lund University is limited and/or restricted to grant access rights to the following Background:
1 – Background that has been and/or will be created and developed by personnel and/or scientists and/or students at Lund University not directly involved in the Project.
2 – Background that has been, and/or will be derived outside the project, which Lund University due to third party rights is not able to grant access rights to.
CONTRACTOR #15 -UPD:
NONE

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
ANNEX G

LIST OF THIRD PARTIES WITH RESPECT TO TRANSFERRING OWNERSHIP OF FOREGROUND
CONTRACTOR #1- HSR:

FRAUNHOFER INSTITUT BIONEDIZINISCHE TECHNIK
Enshelmer Strabe 48
66386, St. Ingbert, Germany
IATEC BV
Pietersbergweg 9, 1105 BM Amsterdam
The Netherlands
HSR hereby informs, in accordance with the Grant Agreement Article II.32.3, that due to third party rights HSR is limited and/or restricted to grant access rights to the following Background:
1 – Background that has been and/or will be created and developed by personnel and/or scientists and/or students at HSR not directly involved in the Project.
2 – Background that has been, and/or will be derived outside the project, which HSR due to third party rights is not able to grant access rights to.
CONTRACTOR #2 -AMC:
NONE
CONTRACTOR #3- MRC:
NONE
CONTRACTOR #4 – INT-NA:
NONE
CONTRACTOR #5 – CYTOS:
NONE
CONTRACTOR #6 – UMIL:
NONE
CONTRACTOR #7 – AVARIS:

Gilead Sciences, Inc.
GLAXOSMITHKLINE (GSK)
Novartis
CONTRACTOR #8 – SSI:
SSI hereby informs, in accordance with the Grant Agreement Article II.32.3, that due to third party rights SSI is limited and/or restricted to grant access rights to the following Background:

NGIN	CONSORTIUM AGREEMENT	FINAL VERSION JANUARY 2008
Background that has been and/or will be created and developed by personnel and/or scientists and/or students at SSI not directly involved in the Project.
Background that has been, and/or will be derived outside the project, which SSI due to third party rights is not able to grant access rights to.
If a contractor may wish to use the SSI material / adjuvant CAF 01 in the Consortium Agreement and the relevant department under SSI or third party accept this (conditions to be negotiated between the parties), all rights reserves and any new patent, background or foreground knowledge or other know-how in which the SSI adjuvant is considered to be a part of wholly or partly, the ownership shall be deemed to be SSI property.
All the technology, know.how, material within CAF01, and adjuvant, reported upon, hereinafter referred collectively as “SSI material / adjuvant CAF 01”)
It is a precondition for the use of and transfer of any SSI material / adjuvant CAF 01 that SSI use it’s own standard MTA wording. If conflict the SSI MTA shall be used and have priority above the Consortium standard MTA.
CONTRACTOR #9- CEA:
NONE
CONTRACTOR #10 – KI:
NONE
CONTRACTOR #11- ITG:
The Institute of Tropical Medicine hereby informs, in accordance with the Grant Agreement Article II.32.3, that due to third party rights the Institute of Tropical Medicine is limited and/or restricted to grant access rights to the following Background:
1 – Background that has been and/or will be created and developed by personnel and/or scientists and/or students at the Institute of Tropical Medicine not directly involved in the Project.
2 – Background that has been, and/or will be derived outside the project, which the Institute of Tropical Medicine due to third party rights is not able to grant access rights to.
CONTRACTOR #12- NIBSC:
NONE
CONTRACTOR #13- MYMETICS:
Mymetics hereby informs, in accordance with the Grant Agreement Article II.32.3, that due to third party rights Mymetics is limited and/or restricted to grant access rights to the following Background: 1 – Background that has been and/or will be created and developed by collaborators and/or scientists from Mymetics and it’s network not directly involved in the NGIN Project.
CONTRACTOR #14- ULUND:
NONE
CONTRACTOR #15 -UPD:
NONE